Exhibit 99.2

Quarterly Investor Supplement September 30, 2017 This report should be read in conjunction with Voya Financial, Inc.‘s Quarterly Report on Form 10-Q for the Three months ended September 30, 2017. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited. Corporate Offices: Media Contact: Investor Contact: Voya Financial Christopher Breslin Darin Arita 230 Park Avenue 212-309-8941 212-309-8999 New York, New York 10169 Christopher.Breslin@voya.com IR@voya.com NYSE Ticker: Web Site: VOYA investors.voya.com

Table of Contents                Page Page Consolidated Corporate Explanatory Note on Non-GAAP Financial Information 3—5 Operating Earnings 34 Key Metrics 6 Closed Block Variable Annuity Consolidated Statements of Operations 7 Closed Block Variable Annuity Income (Loss) Before Income Taxes 36 Consolidated Earnings Before Income Taxes 8 Closed Block Variable Annuity Death and Living Benefits 37 Operating Earnings by Segment (QTD) 9 Investment Information Operating Earnings by Segment (YTD) 10 Portfolio Composition 39 Consolidated Balance Sheets 11 Portfolio Results 40 Adjusted Operating Earnings Before Interest, After Income Taxes 12 Alternative Investment Income 41 DAC/VOBA Segment Trends 13 Reconciliations Consolidated Capital Structure 14 Reconciliation of Operating Revenues and Earnings by Segment 43 Consolidated Assets Under Management/Assets Under Administration 15 Reconciliation of Operating Revenues by Segment 44 Retirement Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Sources of Operating Earnings 17 Income (Loss) 45—46 Assets Under Management Rollforward 18 Reconciliation of Adjusted Operating Earnings 47—48 Investment Management Reconciliation of Adjusted Operating Earnings and Calculation of Sources of Operating Earnings 20 Adjusted Operating Return on Capital 49—51 Key Metrics 21 Reconciliation of Ongoing Business Adjusted ROE and Capital 52 Account Value Rollforward by Source 22 Impacts of Prepayments and Alternative Income Above (Below) Long- Account Value by Asset Type 23 Term Expectations 53 Annuities Calculation of ROE and ROC 54 Sources of Operating Earnings 25 Reconciliation of Operating Earnings Per Share: Book Value Per Share Assets Under Management Rollforward 26 Excluding AOCI 55 Individual Life Reconciliation of Average Capital: Debt to Capital, Excluding AOCI 56 Sources of Operating Earnings 28 Reconciliation of Investment Management Operating Margin, Excluding Key Metrics 29 Investment Capital 57 Employee Benefits    Sources of Operating Earnings 31 Key Metrics 32

Voya Financial Page 3 of 57 Explanatory Note on Non-GAAP Financial Information Operating Earning Before Income Taxes Operating earnings before income taxes is a financial measure we use to evaluate segment performance. We believe that operating earnings before income taxes provides a meaningful measure of our business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of our underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment operating earnings before income taxes as we do for consolidated Net income (loss). Operating earnings before income taxes does not replace Net income (loss) as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Net income (loss) and Operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items: Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest; Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread; Income (loss) related to businesses exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating earnings before income taxes with how we manages our segments; Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Income (loss) attributable to noncontrolling interest represents such shareholders’ interests in the gains and (losses) of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;    Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations; Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses; Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and Other items not indicative of normal operations or performance of our segments or may be related to infrequent events including capital or organizational restructurings including certain costs related to debt and equity offerings as well as stock and/or cash based deal contingent awards; expenses associated with the rebranding of Voya Financial, Inc.; severance and other third-party expenses associated with the 2016 Restructuring. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments. Additionally, with respect to restructuring, these costs represent changes in operations rather than investments in the future capabilities of our operating businesses. Operating earnings before income taxes, when presented on a consolidated basis, also does not reflect the results of operations of our CBVA segment because this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics or generating net income. As a result of this focus on regulatory and rating agency capital, the financial results of the CBVA segment presented in accordance with GAAP tend to exhibit a high degree of volatility based on factors, such as the asymmetry between the accounting for certain liabilities and the corresponding hedging assets, and gains and losses due to changes in nonperformance risk, that are not necessarily reflective of the economic costs and benefits of the CBVA business. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

Voya Financial Page 4 of 57 Explanatory Note on Non-GAAP Financial Information Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment. The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to Net income (loss) before income taxes, and from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes, refer to the “Reconciliations” section in this document. Ongoing Business Adjusted Operating ROE/ROC We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our ongoing businesses apart from corporate and closed block activities, which include our Retirement, Investment Management, Annuities, Individual Life and Employee Benefits segments. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, refer to the “Reconciliations” section in this document. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders’ equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment. Ongoing Business adjusted operating ROE assumes a debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Ongoing Business adjusted operating ROE assumes a 32% tax rate on operating earnings and all components of operating earnings described as “after-tax” for 2015 to current, which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business segments. Ongoing Business adjusted operating ROE assumes a 35% tax rate on operating earnings and all components of operating earnings described as “after-tax” for periods prior to 2015 and a 5.5% interest rate for period prior to 3Q 2013. Adjusted Operating Earnings Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items:    DAC/VOBA and other intangibles unlocking; The net gains included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a mean of exiting this asset class;    A gain related to the amendment or recapture of certain reinsurance agreements during 2014; The net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012; and Interest expense related to debt in our Corporate segment. Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement, loss from the disposition of low-income housing tax credit partnerships, gain on reinsurance recapture, and impact of investment portfolio restructuring affected run-rate results and we believe that this effect is not reflective of our ongoing performance.    Operating Earnings per Share; Shareholders’ Equity/Book Value per Share, Excluding AOCI In addition to Net income (loss) per share, we report Operating Earnings per Share because we believe that operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to Net income (loss) per share and book value per share, refer to the “Reconciliation of the Operating Earning Per Share; Book Value Per Share, Excluding AOCI” section on page 54 of this document.

Voya Financial Page 5 of 57 Explanatory Note on Non-GAAP Financial Information Operating Revenues Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items: Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue; Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread; Revenues related to businesses exited through reinsurance or divestment, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments; Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders’ interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and Other adjustments to Operating revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues. Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment and the relative portions attributable to businesses exited through reinsurance or divestment. The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, refer to the “Reconciliations” section in this document. Sources of Earnings We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes. The sources of earnings are defined as such: Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves. Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees.    Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.    Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit. Trail commissions are commissions paid that are not deferred and thus recorded directly to expense. For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings. Other Information Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial

Page 6 of 57

Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of					Year-to-Date or As of	
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Net income (loss)	**214.0**	**219.2**	**(142.4)**	**(490.5)**	**(236.5)**	**290.8**	**91.8**
Net income (loss) attributable to noncontrolling interest	65.4	52.0	1.1	42.5	11.6	118.5	(13.2)
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**148.6**	**167.2**	**(143.5)**	**(533.0)**	**(248.1)**	**172.3**	**105.0**
Operating earnings before income taxes - Total Consolidated [3]	**137.9**	**184.1**	**231.1**	**264.0**	**108.4**	**553.1**	**513.3**
Total Voya Financial, Inc. Shareholders' Equity	**13,653.0**	**13,352.2**	**12,890.4**	**12,993.9**	**15,206.0**	**13,653.0**	**15,206.0**
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI [3]	**10,821.0**	**10,645.3**	**10,678.1**	**10,972.2**	**11,688.9**	**10,821.0**	**11,688.9**
Return on Equity:							
GAAP Return on Equity - TTM [1]	(2.7)%	(5.5)%	(5.3)%	(2.9)%	0.0%	(2.7)%	0.0%
Ongoing Business Adjusted Operating Return on Equity - TTM [1] [2] [3]	15.5 %	14.3 %	13.2 %	12.3 %	12.1%	15.5 %	12.1%
Debt to Capital:							
Debt to Capital	**20.2 %**	**20.6 %**	**21.2 %**	**21.5 %**	**18.9%**	**20.2 %**	**18.9%**
Debt to Capital (Excluding AOCI) [3]	**24.2 %**	**24.5 %**	**24.5 %**	**24.4 %**	**23.3%**	**24.2 %**	**23.3%**
Per Share:							
Net income (loss) available to shareholders per common share:							
Basic	0.83	0.90	(0.75)	(2.74)	(1.24)	0.93	0.52
Diluted	0.81	0.89	(0.75)	(2.74)	(1.24)	0.92	0.51
Total Consolidated Operating earnings per share (Diluted) [3] [4]	0.51	0.67	0.81	0.91	0.37	2.00	1.71
Book value per share (Including AOCI)	75.98	74.30	67.88	66.77	78.14	75.98	78.14
Book value per share (Excluding AOCI) [3]	60.22	59.24	56.23	56.38	60.07	60.22	60.07
Shares:							
Weighted-average common shares outstanding							
Basic	179.8	185.8	191.7	194.6	199.6	185.7	202.9
Diluted	182.4	187.7	191.7	194.6	199.6	188.1	204.7
Ending shares outstanding	179.7	179.7	189.9	194.6	194.6	179.7	194.6
Returned to Shareholders:							
Repurchase of common shares, excluding commissions	—	375.4	247.3	—	150.0	622.7	487.0
Dividends to shareholders	1.7	1.9	1.9	1.9	2.0	5.5	6.1
Total cash returned to shareholders	**1.7**	**377.3**	**249.2**	**1.9**	**152.0**	**628.2**	**493.1**

(1) Trailing twelve months calculation.

(2) Assumes a debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax", which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business.

(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 42 of this document.

(4) For an explanation of the diluted weighted-average common share measures used for Total Consolidated Operating earnings per share please refer to the "Reconciliation of the Operating Earning Per Share; Book Value Per Share, Excluding AOCI" section on page 55 of this document.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 7 of 57

Consolidated Statements of Operations

(in millions USD)	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Revenues							
Net investment income	1,104.3	1,142.4	1,155.5	1,188.1	1,163.4	3,402.2	3,432.7
Fee income	880.0	838.2	850.8	849.4	857.9	2,569.0	2,510.4
Premiums	581.6	577.1	591.6	1,109.5	726.7	1,750.3	2,405.1
Net realized capital gains (losses)	(245.1)	(193.8)	(505.6)	(804.8)	(367.7)	(944.5)	(458.3)
Income (loss) related to consolidated investment entities	139.6	128.7	27.3	103.0	57.7	295.6	86.0
Other revenues	89.8	96.2	93.8	103.2	90.5	279.8	257.9
Total revenues	**2,550.2**	**2,588.8**	**2,213.4**	**2,548.4**	**2,528.5**	**7,352.4**	**8,233.8**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,275.7)	(1,357.3)	(1,478.0)	(2,181.2)	(1,906.9)	(4,111.0)	(5,332.3)
Operating expenses	(731.2)	(691.7)	(738.8)	(777.1)	(723.6)	(2,161.7)	(2,160.2)
Net amortization of DAC/VOBA	(236.5)	(234.2)	(92.7)	(169.8)	(180.7)	(563.4)	(381.2)
Interest expense	(49.2)	(44.6)	(45.9)	(45.2)	(45.4)	(139.7)	(242.8)
Operating expenses related to consolidated investment entities	(19.5)	(29.9)	(17.4)	(27.0)	(27.8)	(66.8)	(78.8)
Total benefits and expenses	**(2,312.1)**	**(2,357.7)**	**(2,372.8)**	**(3,200.3)**	**(2,884.4)**	**(7,042.6)**	**(8,195.3)**
Income (loss) before income taxes	**238.1**	**231.1**	**(159.4)**	**(651.9)**	**(355.9)**	**309.8**	**38.5**
Income tax (expense) benefit	(24.1)	(11.9)	17.0	161.4	119.4	(19.0)	53.3
Net income (loss)	**214.0**	**219.2**	**(142.4)**	**(490.5)**	**(236.5)**	**290.8**	**91.8**
Less:							
Income tax (expense) benefit	(24.1)	(11.9)	17.0	161.4	119.4	(19.0)	53.3
Closed Block Variable Annuity	141.8	(28.0)	(387.1)	(729.5)	(328.0)	(273.3)	(225.5)
Net investment gains (losses) and related charges and adjustments	(14.6)	3.4	(26.3)	9.8	(65.6)	(37.5)	(150.7)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(31.0)	24.9	41.5	(142.9)	(53.5)	35.4	61.2
Income (loss) related to businesses exited through reinsurance or divestment	(1.8)	0.8	(5.3)	(16.9)	1.3	(6.3)	3.4
Income (loss) attributable to noncontrolling interests	65.4	52.0	1.1	42.5	11.6	118.5	(13.2)
Income (loss) on early extinguishment of debt	(3.2)	—	(0.7)	—	(0.1)	(3.9)	(104.2)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	0.5	—	—	(48.1)	(7.1)	0.5	(7.1)
Other adjustments to operating earnings [1]	(56.9)	(6.1)	(13.7)	(30.8)	(22.9)	(76.7)	(38.7)
Operating earnings before income taxes [2]	**137.9**	**184.1**	**231.1**	**264.0**	**108.4**	**553.1**	**513.3**

[1] Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

[2] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 42 of this document.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial

Page 8 of 57

Consolidated Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date	
(in millions USD)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Consolidated Operating Earnings Before Income Taxes							
Operating revenues							
Net investment income and net realized gains (losses)	946.1	964.5	942.6	997.8	957.5	2,853.2	2,808.5
Fee income	723.4	683.4	665.9	664.6	662.0	2,072.7	1,942.2
Premiums	536.1	529.1	538.9	792.0	558.7	1,604.1	2,029.8
Other revenue	33.8	40.1	41.2	51.4	37.7	115.1	103.1
Total operating revenues [1]	**2,239.4**	**2,217.1**	**2,188.6**	**2,505.8**	**2,215.9**	**6,645.1**	**6,883.6**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,249.6)	(1,183.9)	(1,217.6)	(1,504.0)	(1,337.0)	(3,651.1)	(4,113.3)
Operating expenses	(563.8)	(570.9)	(597.4)	(578.2)	(566.3)	(1,732.1)	(1,743.7)
Net amortization of DAC/VOBA	(241.7)	(230.9)	(95.9)	(113.8)	(158.4)	(568.5)	(372.3)
Interest expense	(46.4)	(47.3)	(46.6)	(45.8)	(45.8)	(140.3)	(141.0)
Total operating benefits and expenses	**(2,101.5)**	**(2,033.0)**	**(1,957.5)**	**(2,241.8)**	**(2,107.5)**	**(6,092.0)**	**(6,370.3)**
Operating earnings before income taxes [1]	**137.9**	**184.1**	**231.1**	**264.0**	**108.4**	**553.1**	**513.3**
Operating Revenues and Operating Earnings by Segment							
Operating Revenues							
Retirement	634.2	629.8	625.2	923.2	673.8	1,889.2	2,333.8
Investment Management	171.0	203.3	171.4	189.1	163.0	545.7	437.6
Annuities	302.5	298.1	301.4	321.0	310.6	902.0	932.7
Individual Life	668.9	628.6	630.0	640.9	637.7	1,927.5	1,886.6
Employee Benefits	446.6	442.9	446.2	410.0	405.9	1,335.7	1,206.4
Corporate	16.2	14.4	14.4	21.6	24.9	45.0	86.5
Total operating revenues [1]	**2,239.4**	**2,217.1**	**2,188.6**	**2,505.8**	**2,215.9**	**6,645.1**	**6,883.6**
Operating Earnings							
Retirement	106.8	32.9	148.1	142.7	62.9	287.8	307.1
Investment Management	53.5	84.9	49.3	64.8	51.5	187.7	106.0
Annuities	74.4	65.8	63.5	84.6	113.3	203.7	236.6
Individual Life	(66.2)	62.3	31.7	43.4	(76.2)	27.8	15.2
Employee Benefits	58.0	27.0	10.6	31.9	41.3	95.6	94.4
Corporate	(88.6)	(88.8)	(72.1)	(103.4)	(84.4)	(249.5)	(246.0)
Total Operating earnings before income taxes [1]	**137.9**	**184.1**	**231.1**	**264.0**	**108.4**	**553.1**	**513.3**

[1] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 42 of this document.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Page 9 of 57

Voya Financial
Operating Earnings by Segment

(in millions USD)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
	Three Months Ended September 30, 2017						
Operating revenues							
Net investment income and net realized gains (losses)	425.2	5.0	256.5	218.1	27.9	13.4	946.1
Fee income	187.4	160.2	20.2	339.8	15.8	—	723.4
Premiums	1.4		22.0	107.2	404.2	1.3	536.1
Other revenue	20.2	5.8	3.8	3.8	(1.3)	1.5	33.8
Total operating revenues [(1)]	**634.2**	**171.0**	**302.5**	**668.9**	**446.6**	**16.2**	**2,239.4**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(243.0)	—	(150.2)	(549.7)	(305.1)	(1.6)	(1,249.6)
Operating expenses	(203.4)	(117.5)	(41.9)	(63.3)	(80.9)	(56.8)	(563.8)
Net amortization of DAC/VOBA	(81.0)	—	(36.0)	(122.1)	(2.6)	—	(241.7)
Interest expense	—	—	—	—	—	(46.4)	(46.4)
Total operating benefits and expenses	**(527.4)**	**(117.5)**	**(228.1)**	**(735.1)**	**(388.6)**	**(104.8)**	**(2,101.5)**
Operating earnings before income taxes [(1)]	**106.8**	**53.5**	**74.4**	**(66.2)**	**58.0**	**(88.6)**	**137.9**

	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
	Three Months Ended September 30, 2016						
Operating revenues							
Net investment income and net realized gains (losses)	420.0	6.7	267.2	213.3	28.2	22.1	957.5
Fee income	176.0	145.9	17.1	307.8	15.2	—	662.0
Premiums	60.4	—	22.5	111.7	363.6	0.5	558.7
Other revenue	17.4	10.4	3.8	4.9	(1.1)	2.3	37.7
Total operating revenues [(1)]	**673.8**	**163.0**	**310.6**	**637.7**	**405.9**	**24.9**	**2,215.9**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(290.3)	—	(163.5)	(582.0)	(286.9)	(14.3)	(1,337.0)
Operating expenses	(207.8)	(111.5)	(39.7)	(82.5)	(75.6)	(49.2)	(566.3)
Net amortization of DAC/VOBA	(112.8)	—	5.9	(49.4)	(2.1)	—	(158.4)
Interest expense	—	—	—	—	—	(45.8)	(45.8)
Total operating benefits and expenses	**(610.9)**	**(111.5)**	**(197.3)**	**(713.9)**	**(364.6)**	**(109.3)**	**(2,107.5)**
Operating earnings before income taxes [(1)]	**62.9**	**51.5**	**113.3**	**(76.2)**	**41.3**	**(84.4)**	**108.4**

[(1)] This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 42 of this document.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Page 10 of 57

Voya Financial

Operating Earnings by Segment

(in millions USD)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
	Nine Months Ended September 30, 2017						
Operating revenues							
Net investment income and net realized gains (losses)	1,271.2	48.9	768.6	641.8	81.5	41.2	2,853.2
Fee income	549.9	468.0	57.7	949.7	47.4	—	2,072.7
Premiums	5.5	—	61.9	323.6	1,210.5	2.6	1,604.1
Other revenue	62.6	28.8	13.8	12.4	(3.7)	1.2	115.1
Total operating revenues (1)	**1,889.2**	**545.7**	**902.0**	**1,927.5**	**1,335.7**	**45.0**	**6,645.1**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(717.2)	—	(468.0)	(1,473.1)	(976.9)	(15.9)	(3,651.1)
Operating expenses	(636.9)	(358.0)	(134.2)	(210.3)	(254.4)	(138.3)	(1,732.1)
Net amortization of DAC/VOBA	(247.3)	—	(96.1)	(216.3)	(8.8)	—	(568.5)
Interest expense	—	—	—	—	—	(140.3)	(140.3)
Total operating benefits and expenses	**(1,601.4)**	**(358.0)**	**(698.3)**	**(1,899.7)**	**(1,240.1)**	**(294.5)**	**(6,092.0)**
Operating earnings before income taxes (1)	**287.8**	**187.7**	**203.7**	**27.8**	**95.6**	**(249.5)**	**553.1**

	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Corporate	Consolidated
	Nine Months Ended September 30, 2016						
Operating revenues							
Net investment income and net realized gains (losses)	1,240.1	(16.6)	791.6	631.9	81.1	80.4	2,808.5
Fee income	511.3	429.6	49.3	905.2	46.8	—	1,942.2
Premiums	529.6	—	79.8	336.5	1,081.7	2.2	2,029.8
Other revenue	52.8	24.6	12.0	13.0	(3.2)	3.9	103.1
Total operating revenues (1)	**2,333.8**	**437.6**	**932.7**	**1,886.6**	**1,206.4**	**86.5**	**6,883.6**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(1,209.6)	—	(512.4)	(1,498.9)	(866.5)	(25.9)	(4,113.3)
Operating expenses	(647.0)	(331.6)	(119.2)	(247.9)	(232.4)	(165.6)	(1,743.7)
Net amortization of DAC/VOBA	(170.1)	—	(64.5)	(124.6)	(13.1)	—	(372.3)
Interest expense	—	—	—	—	—	(141.0)	(141.0)
Total operating benefits and expenses	**(2,026.7)**	**(331.6)**	**(696.1)**	**(1,871.4)**	**(1,112.0)**	**(332.5)**	**(6,370.3)**
Operating earnings before income taxes (1)	**307.1**	**106.0**	**236.6**	**15.2**	**94.4**	**(246.0)**	**513.3**

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 61 of this document.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Page 11 of 57

Voya Financial

Consolidated Balance Sheets

(in millions USD)	Balances as of				
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Assets					
Total investments	95,741.6	93,851.2	92,375.4	92,638.4	97,352.4
Cash and cash equivalents	1,966.9	2,567.4	2,298.3	2,910.7	2,766.7
Assets held in separate accounts	107,474.2	102,990.8	100,778.1	97,118.7	97,975.7
Premium receivable and reinsurance recoverable	7,297.8	7,277.5	7,353.7	7,318.0	7,305.1
Short term investments under securities loan agreement and accrued investment income	3,319.7	1,849.0	1,735.0	1,679.6	2,056.8
Deferred policy acquisition costs, Value of business acquired	4,209.0	4,434.3	4,793.7	4,887.5	4,059.5
Goodwill and other intangible assets	196.0	197.8	208.0	219.5	227.3
Other assets [(1)]	2,820.9	2,991.7	3,339.2	3,406.7	2,336.7
Assets related to consolidated investment entities	3,617.8	3,679.1	4,144.1	4,056.0	4,542.0
Total Assets	**226,643.9**	**219,838.8**	**217,025.5**	**214,235.1**	**218,622.2**
Liabilities					
Future policy benefits and contract owner account balances	92,207.9	91,895.2	91,585.6	92,053.4	91,406.0
Liabilities related to separate accounts	107,474.2	102,990.8	100,778.1	97,118.7	97,975.7
Funds held under reinsurance agreements	811.3	758.6	742.3	729.1	773.3
Payables under securities loan agreements, including collateral held	3,317.7	1,975.9	1,740.9	1,841.3	2,878.0
Short-term debt	336.6	735.9	735.5	—	—
Long-term debt	3,122.2	2,726.2	2,725.7	3,549.5	3,548.5
Other liabilities [(2)]	2,594.4	2,308.9	2,294.9	2,481.0	2,896.1
Liabilities related to consolidated investment entities	2,168.3	2,155.3	2,544.8	2,495.0	2,989.2
Total Liabilities	**212,032.6**	**205,546.8**	**203,147.8**	**200,268.0**	**202,466.8**
Shareholders' Equity					
Common stock	2.7	2.7	2.7	2.7	2.7
Treasury stock	(3,426.0)	(3,426.0)	(3,050.4)	(2,796.0)	(2,795.8)
Additional paid-in capital	23,899.9	23,872.8	23,697.2	23,608.8	23,792.3
Retained earnings (deficit)	(9,655.6)	(9,804.2)	(9,971.4)	(9,843.3)	(9,310.3)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**10,821.0**	**10,645.3**	**10,678.1**	**10,972.2**	**11,688.9**
Accumulated other comprehensive income	2,832.0	2,706.9	2,212.3	2,021.7	3,517.1
Total Voya Financial, Inc. Shareholders' Equity	**13,653.0**	**13,352.2**	**12,890.4**	**12,993.9**	**15,206.0**
Noncontrolling interest	958.3	939.8	987.3	973.2	949.4
Total Shareholders' Equity	**14,611.3**	**14,292.0**	**13,877.7**	**13,967.1**	**16,155.4**
Total Liabilities and Shareholders' Equity	**226,643.9**	**219,838.8**	**217,025.5**	**214,235.1**	**218,622.2**

[(1)] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes.

[(2)] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes.

PLAN I INVEST I PROTECT

voya FINANCIAL

Voya Financial

Page 12 of 57

Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate DTA [(2)]	Corporate Other	Consolidated
	Twelve Months Ended September 30, 2017									
Operating earnings before income taxes [(1)]	430.5	252.5	288.3	71.2	127.5	1,170.0			(352.9)	817.1
Less:										
Interest expense					—	—			(192.6)	(192.6)
DAC/VOBA and other intangibles unlocking	(148.0)	—	39.9	(161.5)	(2.1)	(271.7)			—	(271.7)
Gain on Lehman Recovery	4.1	0.2	4.5	8.0	1.0	17.8			0.3	18.1
Adjusted operating earnings before interest	574.4	252.3	243.9	224.7	128.6	1,423.9	—		(160.6)	1,263.3
Income tax expense	183.8	80.7	78.0	71.9	41.2	455.6	—		(51.4)	404.2
Adjusted operating earnings before interest and after income taxes	390.6	171.6	165.9	152.8	87.4	968.3	—		(109.2)	859.1
Ending Capital [(1)]	3,856	311	1,484	1,476	364	7,491	1,897	2,954	1,938	14,280
Average Capital [(2)]	3,956	306	1,487	1,614	359	7,722	2,076	2,760	1,824	14,382
Adjusted Operating Return on Capital [(1)]	**9.9%**	**56.1%**	**11.2%**	**9.5%**	**24.3%**	**12.5%**	**N/M**	**N/M**	**N/M**	**6.0%**
	Twelve Months Ended December 31, 2016									
Operating earnings before income taxes [(1)]	449.8	170.8	321.2	58.6	126.3	1,126.7	—		(349.4)	777.3
Less:										
Interest expense	—	—	—	—	—	—	—		(192.8)	(192.8)
DAC/VOBA and other intangibles unlocking	(65.6)	—	91.5	(143.5)	(4.0)	(121.6)	—		—	(121.6)
Net gain from Lehman Recovery/LIHTC	4.1	2.8	4.5	8.0	1.0	20.4	—		0.3	20.7
Adjusted operating earnings before interest	511.3	168.0	225.2	194.1	129.3	1,227.9	—		(156.9)	1,071.0
Income tax expense	163.6	53.8	72.1	62.1	41.4	393.0	—		(50.2)	342.8
Adjusted operating earnings before interest and after income taxes	347.7	114.2	153.1	132.0	87.9	834.9	—		(106.7)	728.2
Ending Capital [(1)]	4,068	295	1,497	1,677	341	7,878	2,246	2,660	1,738	14,522
Average Capital [(2)]	3,964	297	1,561	2,015	378	8,215	3,006	2,149	1,910	15,280
Adjusted Operating Return on Capital [(1)]	**8.8%**	**38.5%**	**9.8%**	**6.6%**	**23.3%**	**10.2%**	**N/M**	**N/M**	**N/M**	**4.8%**

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the "Explanatory Note on Non-GAAP Financial Information" beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Reconciliations" section beginning on page 42 of this document.

(2) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $745 million tax valuation allowance related to Federal NOLs for the twelve months ending December 31, 2016 and June 30, 2017.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 13 of 57

DAC/VOBA Segment Trends

(in millions USD)	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Retirement							
Balance as of Beginning-of-Period	920.3	1,141.0	1,165.2	814.3	967.3	1,165.2	1,402.5
Deferrals of commissions and expenses	21.0	22.8	25.4	22.1	24.6	69.2	72.9
Amortization	(34.2)	(33.0)	(24.5)	(24.2)	(39.6)	(91.7)	(90.7)
Unlocking [1]	(39.3)	(102.4)	13.2	(23.2)	(99.6)	(128.5)	(59.2)
Change in unrealized capital gains/losses	(10.7)	(108.1)	(38.3)	376.2	(38.4)	(157.1)	(511.2)
Balance as of End-of-Period	**857.1**	**920.3**	**1,141.0**	**1,165.2**	**814.3**	**857.1**	**814.3**
Deferred Sales Inducements as of End-of-Period	32.8	33.8	35.2	35.9	35.3	32.8	35.3
Annuities							
Balance as of Beginning-of-Period	567.8	617.4	647.5	401.5	352.9	647.5	604.6
Deferrals of commissions and expenses	17.8	26.2	25.3	31.4	23.6	69.3	89.5
Amortization	(19.5)	(46.7)	(48.9)	33.2	(6.9)	(115.1)	(132.7)
Unlocking	(6.1)	14.3	16.5	(8.2)	34.2	24.7	84.3
Change in unrealized capital gains/losses	0.8	(43.4)	(23.0)	189.6	(2.3)	(65.6)	(244.2)
Balance as of End-of-Period	**560.8**	**567.8**	**617.4**	**647.5**	**401.5**	**560.8**	**401.5**
Deferred Sales Inducements as of End-of-Period	138.0	126.5	136.0	141.8	88.9	138.0	88.9
Individual Life							
Balance as of Beginning-of-Period	2,573.4	2,657.1	2,702.2	2,377.6	2,476.9	2,702.2	2,856.8
Deferrals of commissions and expenses	26.4	30.6	34.8	32.9	36.6	91.8	114.1
Amortization	(44.2)	(50.0)	(43.4)	(37.9)	(21.1)	(137.6)	(87.3)
Unlocking	(82.8)	(3.9)	(4.1)	(5.0)	(40.9)	(90.8)	(51.1)
Change in unrealized capital gains/losses	(50.3)	(60.4)	(32.4)	334.6	(73.9)	(143.1)	(454.9)
Balance as of End-of-Period	**2,422.5**	**2,573.4**	**2,657.1**	**2,702.2**	**2,377.6**	**2,422.5**	**2,377.6**
Other							
Balance as of Beginning-of-Period	80.6	78.7	76.2	69.3	67.0	76.2	84.1
Deferrals of commissions and expenses	5.9	7.1	5.7	5.0	5.0	18.7	13.8
Amortization	(2.7)	(3.3)	(3.0)	(3.2)	(2.8)	(9.0)	(11.7)
Unlocking	(0.6)	(1.0)	(0.5)	—	(0.2)	(2.1)	(4.0)
Change in unrealized capital gains/losses	(0.4)	(0.9)	0.3	5.1	0.3	(1.0)	(12.9)
Balance as of End-of-Period	**82.8**	**80.6**	**78.7**	**76.2**	**69.3**	**82.8**	**69.3**
Closed Block Variable Annuity							
Balance as of Beginning-of-Period	292.2	299.5	296.4	396.8	399.7	296.4	422.1
Deferrals of commissions and expenses	0.7	0.9	1.1	0.9	0.9	2.7	3.5
Amortization	(8.0)	(8.3)	(9.0)	(10.1)	(13.2)	(25.3)	(35.5)
Unlocking and loss recognition [2]	0.9	0.1	11.0	(91.2)	9.4	12.0	6.7
Change in unrealized capital gains/losses	—	—	—	—	—	—	—
Balance as of End-of-Period	**285.8**	**292.2**	**299.5**	**296.4**	**396.8**	**285.8**	**396.8**
Deferred Sales Inducements as of End-of-Period	62.7	64.1	65.8	65.1	87.2	62.7	87.2
Total							
Balance as of Beginning-of-Period	4,434.3	4,793.7	4,887.5	4,059.5	4,263.8	4,887.5	5,370.1
Deferrals of commissions and expenses	71.8	87.6	92.3	92.3	90.7	251.7	293.8
Amortization	(108.6)	(141.3)	(128.8)	(42.2)	(83.6)	(378.7)	(357.9)
Unlocking	(127.9)	(92.9)	36.1	(127.6)	(97.1)	(184.7)	(23.3)
Change in unrealized capital gains/losses	(60.6)	(212.8)	(93.4)	905.5	(114.3)	(366.8)	(1,223.2)
Balance as of End-of-Period	**4,209.0**	**4,434.3**	**4,793.7**	**4,887.5**	**4,059.5**	**4,209.0**	**4,059.5**
Deferred Sales Inducements as of End-of-Period	233.5	224.4	237.0	242.8	211.4	233.5	211.4

[1] Beginning in the second quarter of 2017, we solicited customer consents to execute a change to reduce the guaranteed minimum interest rate ("GMIR") applicable to future deposits and transfers into fixed investment option for certain retirement plan contracts with above-market GMIRs. This change, which reduces our exposure to low interest rates on new deposits, transfers and in certain plans existing fixed account assets, resulted in unfavorable unlocking for the Retirement segment of $91.8 million and $128.0 million, for the three months ended 9/30/2017 and 6/30/2017,respectively.

[2] Includes a portion of loss recognition in the period ended 12/31/2016 for the $85.1 million write-down of DAC/VOBA.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial    Page 14 of 57 Consolidated Capital Structure                Balances as of    (in millions USD) 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Financial Debt    Senior bonds 2,701.9 2,705.2 2,704.4 2,792.8 2,791.9 Subordinated bonds 752.1 752.0 751.9 751.8 751.7 Other debt 4.8 4.9 4.9 4.9 4.9 Total Debt 3,458.8 3,462.1 3,461.2 3,549.5 3,548.5 Equity    Total common equity (Excluding AOCI) (1) 10,821.0 10,645.3 10,678.1 10,972.2 11,688.9 Accumulated other comprehensive income (AOCI) 2,832.0 2,706.9 2,212.3 2,021.7 3,517.1 Total Voya Financial, Inc. Shareholders’ Equity 13,653.0 13,352.2 12,890.4 12,993.9 15,206.0 Total Equity (Excluding AOCI) (1) 10,821.0 10,645.3 10,678.1 10,972.2 11,688.9 Capital    Total Capitalization 17,111.8 16,814.3 16,351.6 16,543.4 18,754.5 Total Capitalization (Excluding AOCI) (1) 14,279.8 14,107.4 14,139.3 14,521.7 15,237.4 Debt to Capital    Debt to Capital 20.2% 20.6% 21.2% 21.5% 18.9% Debt to Capital (Excluding AOCI) (1) 24.2% 24.5% 24.5% 24.4% 23.3% (1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 42 of this document.

Voya Financial    Page 15 of 57 Consolidated Assets Under Management/Assets Under Administration As of September 30, 2017                Total AUM—AUA—Assets    General Separate Institutional/ Assets Under Under Total AUM + (in millions USD) Account Account Mutual Funds Management Administration AUA Retirement (1) 32,761.0 68,476.2 33,347.5 134,584.7 227,283.6 361,868.3 Investment Management 82,488.5 45,974.1 93,642.2 222,104.8 50,460.2 272,565.0 Annuities (2) 21,998.4 875.0 5,760.6 28,634.0 — 28,634.0 Individual Life (3) 12,769.6 2,723.7 — 15,493.3 — 15,493.3 Employee Benefits 1,860.1 15.2 — 1,875.3 — 1,875.3 Closed Block Variable Annuity (2) 5,588.6 31,422.4 — 37,011.0 — 37,011.0 Eliminations/Other (74,977.7) (42,012.4) (11,313.0) (128,303.1) (48,403.2) (176,706.3) Total AUM and AUA 82,488.5 107,474.2 121,437.3 311,400.0 229,340.6 540,740.6 (1) Includes wrapped funds as well as unwrapped Voya-managed funds.    (2) Includes Payout annuities.    (3) Includes assets backing interest and non-interest sensitive products.

Retirement

Voya Financial
Page 17 of 57

Retirement Sources of Operating Earnings and Key Metrics

(in millions USD)	Three Months Ended or As of 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date or As of 9/30/2017	9/30/2016
Sources of operating earnings before income taxes:							
Investment spread and other investment income	184.6	181.1	191.7	193.2	185.2	557.4	553.3
Fee based margin	212.4	208.2	201.9	197.9	196.8	622.5	573.2
Net underwriting gain (loss) and other revenue	(8.0)	(3.7)	(2.6)	(4.3)	(0.9)	(14.3)	(9.5)
Administrative expenses	(159.2)	(163.3)	(183.8)	(165.5)	(166.7)	(506.3)	(528.1)
Trail commissions	(41.0)	(40.6)	(39.5)	(37.8)	(37.6)	(121.1)	(108.1)
DAC/VOBA and other intangibles amortization, excluding unlocking	(38.2)	(35.2)	(33.0)	(36.8)	(39.8)	(106.4)	(112.1)
DAC/VOBA and other intangibles unlocking [3]	(43.8)	(113.6)	13.4	(4.0)	(74.1)	(144.0)	(61.6)
Operating earnings before income taxes [2]	**106.8**	**32.9**	**148.1**	**142.7**	**62.9**	**287.8**	**307.1**
Gross investment income							
Fixed income	389.7	386.2	384.5	387.8	386.6	1,160.4	1,159.7
Limited partnership income	2.3	2.6	1.2	2.4	0.4	6.1	(4.2)
Prepayment fee income	5.5	4.6	5.6	12.5	16.3	15.7	43.4
Total gross investment income	**397.5**	**393.4**	**391.3**	**402.7**	**403.3**	**1,182.2**	**1,198.9**
Investment expenses	(18.7)	(17.4)	(18.8)	(18.1)	(17.4)	(54.9)	(49.8)
Credited interest	(236.6)	(233.2)	(229.9)	(234.8)	(229.7)	(699.7)	(671.2)
Net margin	**142.2**	**142.8**	**142.6**	**149.8**	**156.2**	**427.6**	**477.9**
Other investment income [1]	42.4	38.3	49.1	43.4	29.0	129.8	75.4
Investment spread and other investment income	**184.6**	**181.1**	**191.7**	**193.2**	**185.2**	**557.4**	**553.3**
Fee based margin							
Fee based margin - excluding Recordkeeping	171.1	168.0	163.0	158.0	157.3	502.1	456.7
Fee based margin - Recordkeeping	41.3	40.2	38.9	39.9	39.5	120.4	116.5
Fee based margin	**212.4**	**208.2**	**201.9**	**197.9**	**196.8**	**622.5**	**573.2**
Assets Under Management by Fund Group							
General account	32,761.0	32,625.3	32,495.6	32,469.2	31,672.3	32,761.0	31,672.3
Guaranteed separate account	7,771.1	7,104.0	7,186.0	7,192.2	7,522.7	7,771.1	7,522.7
Non-guaranteed separate account	60,705.1	58,386.3	56,381.2	52,881.7	52,269.9	60,705.1	52,269.9
Mutual funds / Institutional funds	33,347.5	31,619.3	30,380.0	28,865.2	28,103.5	33,347.5	28,103.5
Total AUM	**134,584.7**	**129,734.9**	**126,442.8**	**121,408.3**	**119,568.4**	**134,584.7**	**119,568.4**
AUA	227,283.6	213,498.6	209,308.1	195,440.7	195,136.9	227,283.6	195,136.9
Total AUM and AUA	**361,868.3**	**343,233.5**	**335,750.9**	**316,849.0**	**314,705.3**	**361,868.3**	**314,705.3**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

[2] The three months ended 12/31/16 include $5.3 million of net investment income, and $(1.2) million of DAC/VOBA and other intangibles amortization from Lehman Recovery.

[3] Beginning in the second quarter of 2017, we solicited customer consents to execute a change to reduce the guaranteed minimum interest rate ("GMIR") applicable to future deposits and transfers into fixed investment option for certain retirement plan contracts with above-market GMIRs. This change, which reduces our exposure to low interest rates on new deposits, transfers and in certain plans existing fixed account assets, resulted in unfavorable unlocking for the Retirement segment of $91.8 million and $128.0 million, for the three months ended 9/30/2017 and 6/30/2017,respectively.

PLAN | INVEST | PROTECT

Voya Financial
Page 18 of 57

Retirement AUM Rollforward by Product Group

(in millions USD)	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Full service - Corporate markets							
Assets under management, beginning of period	55,535.8	53,162.5	49,920.7	48,963.8	46,848.4	49,920.7	45,088.5
Transfer/Single deposits	1,211.7	1,429.9	1,499.2	1,498.5	1,036.7	4,140.8	2,616.5
Recurring deposits	1,306.7	1,296.0	1,502.3	1,102.9	1,173.8	4,105.0	3,695.1
Total Deposits	2,518.4	2,725.9	3,001.5	2,601.4	2,210.5	8,245.8	6,311.6
Surrenders, benefits, and product charges	(1,951.6)	(1,881.1)	(2,061.3)	(2,160.0)	(1,787.3)	(5,894.0)	(5,141.9)
Net Flows	566.8	844.8	940.2	441.4	423.2	2,351.8	1,169.7
Interest credited and investment performance	1,907.4	1,528.5	2,301.6	568.9	1,692.2	5,737.5	2,705.6
Transfer to reinsurer / between markets [3]	—	—	—	(53.4)	—	—	—
Assets under management, end of period	**58,010.0**	**55,535.8**	**53,162.5**	**49,920.7**	**48,963.8**	**58,010.0**	**48,963.8**
Full service - Tax-exempt markets							
Assets under management, beginning of period	58,548.6	57,185.3	55,497.0	54,796.4	52,699.4	55,497.0	51,641.9
Transfer/Single deposits	788.8	293.5	613.0	442.8	957.7	1,695.3	1,536.8
Recurring deposits	723.8	786.1	868.4	743.4	693.3	2,378.3	2,251.7
Total Deposits	1,512.6	1,079.6	1,481.4	1,186.2	1,651.0	4,073.6	3,788.5
Surrenders, benefits, and product charges	(1,154.9)	(1,011.1)	(1,728.5)	(1,115.1)	(997.7)	(3,894.5)	(3,043.9)
Net Flows	357.6	68.4	(247.1)	71.1	653.3	179.1	744.6
Interest credited and investment performance	1,684.0	1,294.9	1,935.4	629.5	1,443.9	4,914.3	2,410.1
Transfer to reinsurer / between markets [3]	—	—	—	—	—	—	—
Assets under management, end of period	**60,590.2**	**58,548.6**	**57,185.3**	**55,497.0**	**54,796.4**	**60,590.2**	**54,796.4**
Stable value [1] and Pension risk transfer							
Assets under management, beginning of period	12,088.2	12,535.6	12,505.5	12,346.5	11,967.3	12,505.5	10,762.9
Transfer/Single deposits	414.9	24.5	157.8	404.9	381.8	597.2	1,359.3
Recurring deposits	94.5	87.4	133.0	120.7	129.3	314.9	336.5
Total Deposits	509.4	111.9	290.8	525.6	511.1	912.1	1,695.8
Surrenders, benefits, and product charges	(283.0)	(670.4)	(336.5)	(239.1)	(213.1)	(1,289.9)	(475.4)
Net Flows	226.4	(558.5)	(45.7)	286.5	298.0	(377.8)	1,220.4
Interest credited and investment performance	88.5	111.1	75.8	(180.9)	81.2	275.4	363.2
Transfer to reinsurer / between markets [3]	—	—	—	53.4	—	—	—
Assets under management, end of period	**12,403.1**	**12,088.2**	**12,535.6**	**12,505.5**	**12,346.5**	**12,403.1**	**12,346.5**
Retail wealth management							
Assets under management, beginning of period	3,562.3	3,559.4	3,485.1	3,461.7	3,397.0	3,485.1	3,313.7
Transfer/Single deposits	149.8	161.4	220.9	231.3	236.5	532.1	728.8
Recurring deposits	0.5	1.1	1.1	0.5	0.3	2.7	1.7
Total Deposits	150.3	162.5	222.0	231.8	236.8	534.8	730.5
Surrenders, benefits, and product charges	(210.7)	(237.0)	(259.1)	(227.8)	(254.4)	(706.8)	(733.6)
Net Flows	(60.4)	(74.5)	(37.1)	4.0	(17.6)	(172.0)	(3.1)
Interest credited and investment performance	79.5	77.4	111.4	19.3	82.3	268.3	151.1
Assets under management, end of period	**3,581.4**	**3,562.3**	**3,559.4**	**3,485.1**	**3,461.7**	**3,581.4**	**3,461.7**
Total AUM [2]							
Assets under management, beginning of period	129,734.9	126,442.8	121,408.3	119,568.4	114,912.1	121,408.3	110,807.1
Transfer/Single deposits	2,565.2	1,909.3	2,490.8	2,577.6	2,612.7	6,965.3	6,241.4
Recurring deposits	2,125.5	2,170.5	2,504.9	1,967.5	1,996.7	6,800.9	6,285.0
Total Deposits	4,690.7	4,079.8	4,995.7	4,545.1	4,609.3	13,766.2	12,526.3
Surrenders, benefits, and product charges	(3,600.2)	(3,799.6)	(4,385.5)	(3,742.0)	(3,252.6)	(11,785.3)	(9,394.8)
Net Flows	1,090.5	280.2	610.2	803.1	1,356.7	1,980.9	3,131.5
Interest credited and investment performance	3,759.3	3,011.9	4,424.3	1,036.8	3,299.6	11,195.5	5,629.8
Assets under management, end of period	**134,584.7**	**129,734.9**	**126,442.8**	**121,408.3**	**119,568.4**	**134,584.7**	**119,568.4**

[1] Where Voya is the Investment Manager.
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.
[3] AUM transfers between Retirement market.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Investment Management

Voya Financial
Page 20 of 57

Investment Management Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Sources of operating earnings before income taxes:							
Investment capital and other investment income [1]	4.9	35.4	8.6	8.5	6.8	48.9	(16.4)
Fee based margin	166.1	167.9	162.8	180.6	156.2	496.8	454.0
Administrative expenses	(117.5)	(118.4)	(122.1)	(124.3)	(111.5)	(358.0)	(331.6)
Total earnings before income taxes [2]	**53.5**	**84.9**	**49.3**	**64.8**	**51.5**	**187.7**	**106.0**
Fee based margin							
Investment advisory and administrative revenue	160.2	157.4	150.4	152.1	145.9	468.0	429.6
Other fee based margin	5.9	10.5	12.4	28.5	10.3	28.8	24.4
Fee based margin	**166.1**	**167.9**	**162.8**	**180.6**	**156.2**	**496.8**	**454.0**

[1] Includes performance fees related to sponsored private equity funds ("carried interest") that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the nine months ended September 30, 2017, our carried interest net results included the recovery (gain) of $26.4 million of carried interest reversed in prior periods. This includes $2.0 million net reduction (loss) related to the three months ended September 30,2017. For the nine months ended September 30, 2016, our carried interest net results included the reversal (loss) of approximately $30.2 million, in previously accrued carried interest.

[2] The three months ended 9/30/2016 and 12/31/16 include $2.6 million and $0.2 million, respectively of net investment income from Lehman Recovery.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial
Page 21 of 57

Investment Management Key Metrics

(in millions USD)	Balances as of 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Balances as of 9/30/2017	9/30/2016
Client Assets by Source:							
External clients							
Investment Management sourced	83,070.4	80,158.3	76,194.9	73,991.9	72,813.2	83,070.4	72,813.2
Affiliate sourced	56,545.9	54,936.8	54,636.0	54,254.1	55,356.1	56,545.9	55,356.1
Subtotal external clients	**139,616.3**	**135,095.1**	**130,830.9**	**128,246.0**	**128,169.3**	**139,616.3**	**128,169.3**
General Account [1]	82,488.5	81,905.1	82,068.7	82,760.0	80,212.9	82,488.5	80,212.9
Total Client Assets (AUM)	**222,104.8**	**217,000.2**	**212,899.6**	**211,006.0**	**208,382.2**	**222,104.8**	**208,382.2**
Administration Only Assets (AUA)	50,460.2	50,920.2	50,519.4	49,685.0	50,087.9	50,460.2	50,087.9
Total AUM and AUA	**272,565.0**	**267,920.4**	**263,419.0**	**260,691.0**	**258,470.1**	**272,565.0**	**258,470.1**

	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Analysis of investment advisory and administrative revenues, net, by source: [2]							
External clients							
Investment Management sourced	85.5	86.7	79.0	81.2	75.8	251.2	222.6
Affiliate sourced	29.4	27.4	29.0	29.2	29.5	85.8	86.6
Subtotal external clients	**114.9**	**114.1**	**108.0**	**110.4**	**105.3**	**337.0**	**309.2**
General Account	39.6	39.1	39.2	38.7	37.5	117.9	111.5
Total investment advisory and administrative revenues, net, from AUM	**154.5**	**153.2**	**147.2**	**149.1**	**142.8**	**454.9**	**420.7**
Administration Only Fees	5.7	4.2	3.2	3.0	3.1	13.1	8.9
Total investment advisory and administrative revenues, net, by source [2]	**160.2**	**157.4**	**150.4**	**152.1**	**145.9**	**468.0**	**429.6**
Revenue Yield (bps): [2] [3]							
External clients							
Investment Management sourced	42.0	44.6	41.9	44.4	42.0	42.8	42.4
Affiliate sourced	21.0	19.9	21.2	21.4	21.4	20.7	21.3
Revenue Yield on Institutional/retail	**33.5**	**34.4**	**33.2**	**34.6**	**33.1**	**33.7**	**33.2**
General Account	19.3	19.0	18.9	19.3	19.1	19.1	18.9
Revenue Yield on Client Assets (AUM)	**28.2**	**28.5**	**27.7**	**28.7**	**27.7**	**28.1**	**27.6**
Revenue Yield on Administration Only Assets (AUA)	4.5	3.3	2.5	2.4	2.5	3.4	2.4
Total Revenue Yield on AUM and AUA (bps) [2] [3]	**23.8**	**23.7**	**22.9**	**23.6**	**22.8**	**23.4**	**22.8**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
(3) Revenue Yields calculated using average client assets for the period.

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial

Page 22 of 57

Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Investment Management Sourced AUM:							
Beginning of period AUM	**80,158.3**	**76,194.9**	**73,991.9**	**72,813.2**	**71,034.0**	**73,991.9**	**68,143.7**
Inflows							
Inflows from sub-advisor replacements	—	—	—	—	—	—	—
Inflows-other	5,290.0	5,499.9	3,832.6	5,995.2	3,459.4	14,622.5	10,858.0
Outflows	(4,062.1)	(3,114.9)	(3,264.2)	(4,412.2)	(3,284.6)	(10,441.2)	(9,701.9)
Net Flows	**1,227.9**	**2,385.0**	**568.4**	**1,583.0**	**174.8**	**4,181.3**	**1,156.1**
Net Money Market Flows	(22.8)	20.9	(45.1)	16.7	1.5	(47.0)	(44.9)
Change in Market Value	1,444.5	1,487.5	1,804.9	(346.3)	1,696.8	4,736.9	3,910.6
Other (Including Acquisitions / Divestitures)	262.5	70.0	(125.2)	(74.7)	(93.9)	207.3	(352.3)
End of period AUM	**83,070.4**	**80,158.3**	**76,194.9**	**73,991.9**	**72,813.2**	**83,070.4**	**72,813.2**
Organic Growth (Net Flows / Beginning of period AUM)	1.53%	3.13%	0.77%	2.17%	0.25%	5.65%	1.70%
Market Growth %	1.80%	1.95%	2.44%	-0.48%	2.39%	6.40%	5.74%
Affiliate Sourced AUM:							
Beginning of period AUM	**54,936.8**	**54,636.0**	**54,254.1**	**55,356.1**	**54,277.4**	**54,254.1**	**54,403.4**
Inflows							
Inflows from sub-advisor replacements	856.6	—	—	—	186.9	856.6	186.9
Inflows-other	1,451.5	872.7	1,130.0	1,250.7	1,061.4	3,454.2	2,943.2
Outflows	(2,024.5)	(2,087.2)	(2,851.7)	(2,204.6)	(1,752.6)	(6,963.4)	(5,047.6)
Net Flows	**283.6**	**(1,214.5)**	**(1,721.7)**	**(953.9)**	**(504.3)**	**(2,652.6)**	**(1,917.5)**
Net Money Market Flows	(10.1)	(83.6)	(86.7)	(22.4)	(9.5)	(180.4)	(31.4)
Change in Market Value	1,466.1	1,274.6	2,167.2	208.1	1,464.5	4,907.9	2,887.9
Other (Including Acquisitions / Divestitures)	(130.5)	324.3	23.1	(333.8)	128.0	216.9	13.7
End of period AUM	**56,545.9**	**54,936.8**	**54,636.0**	**54,254.1**	**55,356.1**	**56,545.9**	**55,356.1**
Organic Growth (Net Flows / Beginning of period AUM)	0.52%	-2.22%	-3.17%	-1.72%	-0.93%	-4.89%	-3.52%
Market Growth %	2.67%	2.33%	3.99%	0.38%	2.70%	9.05%	5.31%
Other affiliate sourced net flows	1,231.7	(514.8)	(306.9)	(46.0)	309.5	410.0	247.6
Variable annuity net flows	(948.1)	(699.7)	(1,414.8)	(907.9)	(813.8)	(3,062.6)	(2,165.1)
Total Affiliate Sourced Net Flows	**283.6**	**(1,214.5)**	**(1,721.7)**	**(953.9)**	**(504.3)**	**(2,652.6)**	**(1,917.5)**
Total Investment Management Sourced Net Flows	**1,227.9**	**2,385.0**	**568.4**	**1,583.0**	**174.8**	**4,181.3**	**1,156.1**
Total Net Flows	**1,511.5**	**1,170.5**	**(1,153.3)**	**629.1**	**(329.5)**	**1,528.7**	**(761.4)**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**1,603.0**	**1,870.2**	**261.5**	**1,537.0**	**297.4**	**3,734.7**	**1,216.8**

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial    Page 23 of 57 Investment Management Account Value by Asset Type    Balances as of    (in millions USD) 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 Institutional    Equity 21,867.7 21,554.2 20,485.4 19,416.5 19,097.4 Fixed Income 48,883.9 46,483.3 44,162.0 43,252.5 41,980.7 Real Estate — — — — — Money Market — — — — — Total 70,751.6 68,037.5 64,647.4 62,669.0 61,078.1 Retail    Equity 43,227.9 41,626.5 40,829.0 39,481.5 39,796.4 Fixed Income 20,523.8 20,309.8 19,851.9 19,905.8 20,247.2 Real Estate 3,611.3 3,588.1 3,905.2 4,461.0 5,313.4 Money Market 1,501.6 1,533.2 1,597.4 1,728.7 1,734.2 Total 68,864.6 67,057.6 66,183.5 65,577.0 67,091.2 General Account    Equity 217.7 245.3 246.4 238.9 299.1 Fixed Income 80,812.9 79,806.0 79,756.5 79,928.1 79,605.0 Real Estate — — — — — Money Market 1,457.9 1,853.8 2,065.8 2,593.0 308.8 Total 82,488.5 81,905.1 82,068.7 82,760.0 80,212.9 Combined Asset Type    Equity 65,313.4 63,426.1 61,560.8 59,136.9 59,192.9 Fixed Income 150,220.6 146,599.1 143,770.4 143,086.4 141,832.9 Real Estate 3,611.3 3,588.1 3,905.2 4,461.0 5,313.4 Money Market 2,959.5 3,386.9 3,663.2 4,321.7 2,043.0 Total 222,104.8 217,000.2 212,899.6 211,006.0 208,382.2

Annuities

Page 25 of 57

Voya Financial

Annuities Sources of Operating Earnings and Key Metrics

(in millions USD)	Three Months Ended or As of					Year-to-Date or As of	
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Sources of operating earnings before income taxes:							
Investment spread and other investment income	124.2	123.7	123.7	144.8	129.2	371.6	376.0
Fee based margin	20.2	19.1	18.4	17.5	17.1	57.7	49.4
Net underwriting gain (loss) and other revenue	3.9	4.3	5.8	4.2	—	14.0	8.9
Administrative expenses	(28.6)	(30.0)	(34.0)	(25.7)	(26.8)	(92.6)	(81.2)
Trail commissions	(13.0)	(14.1)	(13.5)	(15.2)	(12.5)	(40.6)	(36.9)
DAC/VOBA and other intangibles amortization, excluding unlocking	(45.4)	(43.8)	(44.4)	(54.8)	(50.1)	(133.6)	(158.4)
DAC/VOBA and other intangibles unlocking	13.1	6.6	7.5	13.8	56.4	27.2	78.8
Operating earnings before income taxes [2]	**74.4**	**65.8**	**63.5**	**84.6**	**113.3**	**203.7**	**236.6**
Gross investment income							
Fixed income	239.6	238.2	238.4	246.9	248.2	716.2	753.2
Limited partnership income	3.5	4.1	1.0	4.6	1.1	8.6	(2.5)
Prepayment fee income	4.7	5.9	3.5	16.5	15.0	14.1	36.6
Total gross investment income	**247.8**	**248.2**	**242.9**	**268.0**	**264.3**	**738.9**	**787.3**
Investment expenses	(12.4)	(11.3)	(11.5)	(12.3)	(11.6)	(35.2)	(34.1)
Credited interest	(132.2)	(133.1)	(132.2)	(132.9)	(138.1)	(397.5)	(416.0)
Net margin	**103.2**	**103.8**	**99.2**	**122.8**	**114.6**	**306.2**	**337.2**
Other investment income [1]	21.0	19.9	24.5	22.0	14.6	65.4	38.8
Investment spread and other investment income	**124.2**	**123.7**	**123.7**	**144.8**	**129.2**	**371.6**	**376.0**
Assets Under Management by Fund Group							
General account	21,998.4	22,062.5	21,991.1	21,888.0	21,792.2	21,998.4	21,792.2
Separate account	875.0	842.0	819.4	781.5	773.8	875.0	773.8
Mutual funds	5,760.6	5,525.1	5,329.7	5,056.4	4,951.1	5,760.6	4,951.1
Total AUM	**28,634.0**	**28,429.6**	**28,140.2**	**27,725.9**	**27,517.1**	**28,634.0**	**27,517.1**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

[2] The three months ended 12/31/16 include $5.1 million of net investment income, $(1.7) million of DAC/VOBA and other intangibles amortization, and $1.1 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 26 of 57

Annuities AUM Rollforward by Product Group

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Annual Reset Annuities/Multi-Year Guaranteed Annuities (AR/MYGA)							
Assets Under Management, beginning of period	4,804.8	4,872.9	4,950.1	5,033.7	5,142.4	4,950.1	5,372.5
Deposits	7.2	8.2	6.5	5.7	7.5	21.9	24.6
Surrenders, benefits, and product charges	(112.0)	(115.7)	(124.2)	(130.5)	(158.4)	(351.9)	(492.8)
Net cash flow	(104.8)	(107.5)	(117.7)	(124.8)	(150.9)	(330.0)	(468.2)
Interest credited and investment performance	38.8	39.4	40.5	41.2	42.2	118.7	129.4
AR/MYGA, end of period	**4,738.8**	**4,804.8**	**4,872.9**	**4,950.1**	**5,033.7**	**4,738.8**	**5,033.7**
Fixed Indexed Annuities (FIA)							
Assets Under Management, beginning of period	14,755.3	14,603.7	14,409.7	14,224.6	14,163.2	14,409.7	13,901.7
Deposits	296.1	435.4	458.0	467.1	353.0	1,189.5	1,351.3
Surrenders, benefits, and product charges	(383.0)	(396.0)	(378.1)	(351.1)	(361.7)	(1,157.1)	(1,114.3)
Net cash flow	(86.9)	39.4	79.9	116.0	(8.7)	32.4	237.0
Interest credited and investment performance	103.0	112.2	114.1	69.1	70.1	329.3	85.9
FIA, end of period	**14,771.4**	**14,755.3**	**14,603.7**	**14,409.7**	**14,224.6**	**14,771.4**	**14,224.6**
Single Premium Immediate Annuity (SPIA) & Payout							
Assets Under Management, beginning of period	2,808.5	2,818.0	2,822.8	2,832.9	2,832.3	2,822.8	2,822.8
Deposits	38.8	45.1	52.0	54.5	55.0	135.9	192.0
Surrenders, benefits, and product charges	(91.7)	(99.1)	(101.3)	(100.1)	(101.6)	(292.1)	(299.1)
Net cash flow	(52.9)	(54.0)	(49.3)	(45.6)	(46.6)	(156.2)	(107.1)
Interest credited and investment performance	39.2	44.5	44.5	35.5	47.2	128.2	117.2
SPIA and Payout, end of period	**2,794.8**	**2,808.5**	**2,818.0**	**2,822.8**	**2,832.9**	**2,794.8**	**2,832.9**
Investment-only products [(1)]							
Assets Under Management, beginning of period	5,649.6	5,440.6	5,151.4	5,030.9	4,809.7	5,151.4	4,536.0
Deposits	275.6	301.0	290.3	283.9	276.8	866.9	779.7
Surrenders, benefits, and product charges	(188.4)	(238.9)	(238.9)	(194.0)	(196.3)	(666.2)	(544.8)
Net cash flow	87.2	62.1	51.4	89.9	80.5	200.7	234.9
Interest credited and investment performance	175.8	146.9	237.8	30.6	140.7	560.5	260.0
Investment-only Products, end of period	**5,912.6**	**5,649.6**	**5,440.6**	**5,151.4**	**5,030.9**	**5,912.6**	**5,030.9**
Other Annuities							
Assets Under Management, beginning of period	411.4	405.0	391.9	395.0	390.0	391.9	403.0
Deposits	0.4	1.1	1.2	0.5	0.6	2.7	2.5
Surrenders, benefits, and product charges	(8.0)	(7.8)	(10.9)	(11.9)	(10.3)	(26.7)	(29.8)
Net cash flow	(7.6)	(6.7)	(9.7)	(11.4)	(9.7)	(24.0)	(27.3)
Interest credited and investment performance	12.6	13.1	22.8	8.3	14.7	48.5	19.3
Other Annuities, end of period	**416.4**	**411.4**	**405.0**	**391.9**	**395.0**	**416.4**	**395.0**
Annuities - Total AUM							
Assets Under Management, beginning of period	28,429.6	28,140.2	27,725.9	27,517.1	27,337.6	27,725.9	27,035.8
Deposits	618.1	790.8	808.0	811.7	692.9	2,217.0	2,350.4
Surrenders, benefits, and product charges	(783.1)	(857.5)	(853.4)	(787.6)	(828.3)	(2,494.0)	(2,480.9)
Net cash flow	(165.0)	(66.7)	(45.4)	24.1	(135.4)	(277.0)	(130.5)
Interest credited and investment performance	369.4	356.1	459.7	184.7	314.9	1,185.1	611.8
Annuities - Total AUM, end of period	**28,634.0**	**28,429.6**	**28,140.2**	**27,725.9**	**27,517.1**	**28,634.0**	**27,517.1**

(1) Includes Separate account and Mutual funds.

PLAN | INVEST | PROTECT

Individual Life

Voya Financial
Page 28 of 57

Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Sources of operating earnings before income taxes:							
Investment spread and other investment income	66.3	59.9	59.2	72.7	59.1	185.4	175.5
Fee based margin	3.4	3.3	3.5	3.4	3.6	10.2	11.0
Net underwriting gain (loss) and other revenue	96.3	98.3	82.1	72.8	67.5	276.7	244.4
Administrative expenses	(47.2)	(49.5)	(58.4)	(56.2)	(57.0)	(155.1)	(173.7)
Trail commissions	(4.5)	(5.3)	(6.8)	(7.0)	(6.5)	(16.6)	(20.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(37.4)	(43.4)	(40.0)	(35.2)	(20.8)	(120.8)	(87.3)
DAC/VOBA and other intangibles unlocking	(143.1)	(1.0)	(7.9)	(7.1)	(122.1)	(152.0)	(134.0)
Operating earnings before income taxes [(2)]	**(66.2)**	**62.3**	**31.7**	**43.4**	**(76.2)**	**27.8**	**15.2**
Gross Investment Income							
Fixed income	205.5	201.5	199.1	204.6	204.6	606.1	617.9
Limited partnership income	4.5	5.0	1.5	11.4	1.3	11.0	(0.2)
Prepayment fee income	2.3	0.7	2.8	3.3	6.2	5.8	12.6
Total gross investment income	**212.3**	**207.2**	**203.4**	**219.3**	**212.1**	**622.9**	**630.3**
Investment expenses	(6.3)	(6.6)	(6.6)	(7.5)	(7.4)	(19.5)	(20.7)
Credited interest	(149.9)	(149.9)	(149.7)	(150.4)	(153.1)	(449.5)	(453.6)
Net margin	**56.1**	**50.7**	**47.1**	**61.4**	**51.6**	**153.9**	**156.0**
Other investment income [(1)]	10.2	9.2	12.1	11.3	7.5	31.5	19.5
Investment spread and other investment income	**66.3**	**59.9**	**59.2**	**72.7**	**59.1**	**185.4**	**175.5**
Net underwriting gain (loss) and other revenue							
Fee revenue / Premiums	428.7	427.4	430.1	429.9	423.6	1,286.2	1,274.6
Net mortality, including Reinsurance	(310.3)	(296.3)	(331.2)	(319.6)	(312.7)	(937.8)	(926.8)
Reserve change / Other	(22.1)	(32.8)	(16.8)	(37.5)	(43.4)	(71.7)	(103.4)
Total net underwriting gain (loss) and other revenue	**96.3**	**98.3**	**82.1**	**72.8**	**67.5**	**276.7**	**244.4**

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

(2) The three months ended 12/31/16 include $9.1 million of net investment income, $(3.5) million of DAC/VOBA and other intangibles amortization, and $2.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial
Page 29 of 57

Individual Life Key Metrics

(in millions USD)	Three Months Ended or As of 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date or As of 9/30/2017	9/30/2016
Sales by Product Line:							
Indexed	16.3	16.9	20.7	19.8	19.7	53.9	60.1
Accumulation	0.7	0.7	1.1	1.0	0.9	2.5	4.0
Guaranteed	0.1	0.1	0.1	—	—	0.3	0.1
Total Universal life	**17.1**	**17.7**	**21.9**	**20.8**	**20.6**	**56.7**	**64.2**
Variable life	0.7	0.8	1.2	1.2	0.7	2.7	2.5
Term	(0.1)	(0.1)	1.9	2.6	2.6	1.7	9.1
Whole life	—	—	—	—	—	—	—
Total sales by product line	**17.7**	**18.4**	**25.0**	**24.6**	**23.9**	**61.1**	**75.8**
Gross Premiums and Deposits by Product [(1)]							
Interest sensitive	304.9	318.6	310.7	327.8	302.0	934.2	907.1
Non - interest sensitive	136.0	134.3	136.6	140.3	140.6	406.9	423.1
Total gross premiums and deposits	**440.9**	**452.9**	**447.3**	**468.1**	**442.6**	**1,341.1**	**1,330.2**
Applications							
New business policy count (Paid)	1,144	1,235	3,045	3,378	3,526	5,424	11,746
End of Period:							
In-Force Face Amount by Product [(1)]							
Universal life	80,657	80,383	80,108	79,559	79,443	80,657	79,443
Variable life	22,110	22,381	22,681	23,061	23,430	22,110	23,430
Term	228,384	233,358	238,409	242,608	246,453	228,384	246,453
Whole life	1,782	1,797	1,806	1,842	1,871	1,782	1,871
Total in-force face amount	**332,933**	**337,919**	**343,004**	**347,070**	**351,197**	**332,933**	**351,197**
In-Force Policy Count (in whole numbers) [(1)]							
Universal life	251,379	253,596	256,269	258,413	260,777	251,379	260,777
Variable life	52,656	53,383	54,182	55,048	55,776	52,656	55,776
Term	429,667	439,629	448,250	455,548	462,001	429,667	462,001
Whole life	112,088	113,272	115,886	117,348	118,913	112,088	118,913
Total in-force policy count	**845,790**	**859,880**	**874,587**	**886,357**	**897,467**	**845,790**	**897,467**
Assets Under Management by Fund Group [(1)]							
General account	12,769.6	12,761.2	12,715.0	12,688.5	12,663.1	12,769.6	12,663.1
Separate account	2,723.7	2,656.9	2,625.7	2,532.9	2,529.9	2,723.7	2,529.9
Total AUM	**15,493.3**	**15,418.1**	**15,340.7**	**15,221.4**	**15,193.0**	**15,493.3**	**15,193.0**

[(1)] Excludes amounts transferred to third parties through reinsurance transactions.

PLAN I INVEST I PROTECT

Employee Benefits

Voya Financial

Page 31 of 57

Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	Year-to-Date 9/30/2017	9/30/2016
Sources of operating earnings before income taxes:							
Investment spread and other investment income	13.5	12.5	11.7	15.4	13.5	37.7	36.2
Net underwriting gain (loss) and other revenue	127.8	101.0	91.8	92.0	105.7	320.6	303.8
Administrative expenses	(48.7)	(51.0)	(54.5)	(46.7)	(46.6)	(154.2)	(147.1)
Trail commissions	(32.1)	(32.3)	(35.4)	(26.4)	(29.0)	(99.8)	(85.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(1.9)	(2.2)	(2.5)	(2.4)	(2.1)	(6.6)	(9.3)
DAC/VOBA and other intangibles unlocking	(0.6)	(1.0)	(0.5)	—	(0.2)	(2.1)	(4.0)
Operating earnings before income taxes [2]	**58.0**	**27.0**	**10.6**	**31.9**	**41.3**	**95.6**	**94.4**
Gross Investment Income							
Fixed income	23.8	23.5	22.5	24.4	25.0	69.8	74.2
Limited partnership income	0.3	0.3	0.1	0.9	0.1	0.7	(0.3)
Prepayment fee income	0.9	0.6	0.4	1.6	1.3	1.9	2.8
Total gross investment income	**25.0**	**24.4**	**23.0**	**26.9**	**26.4**	**72.4**	**76.7**
Investment expenses	(0.8)	(0.8)	(1.0)	(1.0)	(0.9)	(2.6)	(2.5)
Credited interest	(14.4)	(14.6)	(14.8)	(14.7)	(14.7)	(43.8)	(44.9)
Net margin	**9.8**	**9.0**	**7.2**	**11.2**	**10.8**	**26.0**	**29.3**
Other investment income	3.7	3.5	4.5	4.2	2.7	11.7	6.9
Investment spread and other investment income	**13.5**	**12.5**	**11.7**	**15.4**	**13.5**	**37.7**	**36.2**
Group life							
Premiums	117.6	116.0	115.2	122.2	119.2	348.8	362.2
Benefits	(87.5)	(81.8)	(95.8)	(89.7)	(92.9)	(265.1)	(284.4)
Other [1]	(2.3)	(2.2)	(2.0)	(2.2)	(2.4)	(6.5)	(6.7)
Total	**27.8**	**32.0**	**17.4**	**30.3**	**23.9**	**77.2**	**71.1**
Loss Ratio (Interest adjusted)	**74.4%**	**70.5%**	**83.2%**	**73.4%**	**77.9%**	**76.0%**	**78.5%**
Group stop loss							
Premiums	241.0	238.1	241.0	211.3	207.5	720.1	623.3
Benefits	(194.2)	(203.7)	(195.2)	(173.5)	(165.0)	(593.1)	(481.1)
Other [1]	(0.9)	(0.9)	(1.0)	(0.8)	(0.8)	(2.8)	(2.4)
Total	**45.9**	**33.5**	**44.8**	**37.0**	**41.7**	**124.2**	**139.8**
Loss Ratio	**80.6%**	**85.6%**	**81.0%**	**82.1%**	**79.5%**	**82.4%**	**77.2%**
Voluntary Benefits, Disability, and Other	**53.9**	**35.5**	**29.6**	**24.6**	**40.0**	**119.0**	**92.7**
Net underwriting gain (loss) and other revenue	**127.8**	**101.0**	**91.8**	**92.0**	**105.7**	**320.6**	**303.8**

[1] Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

[2] The three months ended 12/31/16 include $1.0 million of net investment income from Lehman Recovery.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial    Page 32 of 57 Employee Benefits Key Metrics    Three Months Ended or As of Year-to-Date or As of (in millions USD) 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 9/30/2017 9/30/2016 Sales by Product Line:    Group life (Basic / Sup / AD&D) 6.6 11.3 29.8 5.1 8.1 47.7 56.1 Group stop loss 18.8 12.3 248.0 22.5 32.1 279.1 214.1 Disability 3.3 2.2 16.2 3.7 4.8 21.7 28.8 Association (Life, DI, PAI) 0.7 — 0.7 2.7 — 1.4 — Other (PAI) 3.8 — 0.1 0.1 — 3.9 0.2 Total group products 33.2 25.8 294.8 34.1 45.0 353.8 299.2 Voluntary products 5.3 10.1 45.6 8.9 9.4 61.0 47.5 Total sales by product line 38.5 35.9 340.4 43.0 54.4 414.8 346.7 Total gross premiums and deposits 455.9 451.9 458.0 413.7 412.0 1,365.8 1,229.3 Total annualized in-force premiums 1,872.9 1,874.1 1,887.9 1,713.9 1,699.0 1,872.9 1,699.0 Assets Under Management by Fund Group    General account 1,860.1 1,848.8 1,786.4 1,776.2 1,800.9 1,860.1 1,800.9 Separate account 15.2 15.1 15.3 14.9 14.7 15.2 14.7 Total AUM 1,875.3 1,863.9 1,801.7 1,791.1 1,815.6 1,875.3 1,815.6

Corporate

Voya Financial    Page 34 of 57 Corporate Operating Earnings    Three Months Ended Year-to-Date (in millions USD) 9/30/2017 6/30/2017 3/31/2017 12/31/2016 9/30/2016 9/30/2017 9/30/2016 Interest expense (including interest rate swap settlements) (48.1) (48.9) (48.1) (47.5) (47.6) (145.1) (145.3) Amortization of intangibles (8.8) (9.6) (8.2) (8.9) (8.9) (26.6) (27.1) Strategic investment program (1) (21.1) (23.0) (19.8) (23.9) (28.9) (63.9) (93.5) Other (10.6) (7.3) 4.0 (23.1) 1.0 (13.9) 19.9 Operating earnings before income taxes (2) (88.6) (88.8) (72.1) (103.4) (84.4) (249.5) (246.0) (1) In 2015, we announced that we would incur an incremental $350.0 million of expenses through 2018 for IT simplification, digital and analytics and cross-enterprise initiatives (“Strategic Investment Program”).    (2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 42 of this document.

Closed Block Variable Annuity

Voya Financial
Page 36 of 57

Closed Block Variable Annuity Income (Loss) Before Income Taxes

	Three Months Ended					Year-to-Date	
(in millions USD)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Revenues							
Net investment income	77.3	79.4	79.4	76.8	72.0	236.1	208.7
Fee income	204.2	212.7	238.8	244.8	252.4	655.7	747.1
Premiums	43.3	46.7	51.2	316.0	166.6	141.2	371.0
Net realized gains (losses)	(107.4)	(185.3)	(426.5)	(428.5)	(219.8)	(719.2)	(243.2)
Other revenues and premiums	0.5	0.5	1.0	0.4	0.5	2.0	3.1
Total revenues	**217.9**	**154.0**	**(56.1)**	**209.5**	**271.7**	**315.8**	**1,086.7**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(5.4)	(102.2)	(237.9)	(740.1)	(497.9)	(345.5)	(988.4)
Operating expenses and interest expense	(63.6)	(71.5)	(95.1)	(97.6)	(98.0)	(230.2)	(295.0)
Net amortization of DAC/VOBA	(7.1)	(8.3)	2.0	(101.3)	(3.8)	(13.4)	(28.8)
Total benefits and expenses	**(76.1)**	**(182.0)**	**(331.0)**	**(939.0)**	**(599.7)**	**(589.1)**	**(1,312.2)**
Income (loss) before income taxes	**141.8**	**(28.0)**	**(387.1)**	**(729.5)**	**(328.0)**	**(273.3)**	**(225.5)**

The following table presents notable items that result in volatility in income (loss) before income taxes:

	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017 YTD	9/30/2016 YTD
Net gains (losses) related to incurred guaranteed benefits and Variable Annuity Hedge Program, excluding nonperformance risk [1]	(12.2)	(158.1)	(454.3)	(152.9)	(400.6)	(624.6)	(1,348.8)
Gain (loss) due to nonperformance risk [1]	(12.5)	(57.9)	(133.7)	(443.7)	(123.3)	(204.1)	519.1
Net investment gains (losses) [1]	2.0	4.6	(6.6)	—	2.5	—	19.5
DAC/VOBA and other intangibles unlocking and loss recognition [2]	1.1	0.1	13.3	(109.7)	9.4	14.5	6.7

(1) Excludes net amortization of DAC/VOBA and other intangibles.

(2) During the period ended December 31, 2016, we recorded loss recognition in our CBVA segment of $321.0 million before income taxes, of which $103.8 million is included in DAC/VOBA and other intangibles unlocking.

PLAN | INVEST | PROTECT

Voya Financial

Page 37 of 57

Closed Block Variable Annuity Death and Living Benefits and AUM

	Three Months Ended or As of					Year-to-Date or As of	
(in millions USD)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Death and living benefits-account value							
GMWBL/GMWB/GMAB	14,391	14,378	14,404	14,174	14,507	14,391	14,507
GMIB	8,678	9,122	9,182	10,120	10,864	8,678	10,864
No living benefits	8,708	8,689	8,725	8,618	8,780	8,708	8,780
Total [1]	**31,777**	**32,189**	**32,311**	**32,912**	**34,151**	**31,777**	**34,151**
Net Amount at Risk (NAR), after reinsurance							
Total DB NAR	**4,446**	**4,718**	**4,876**	**5,563**	**5,664**	**4,446**	**5,664**
LB NAR							
GMWBL/GMWB/GMAB[2]	1,728	2,008	2,005	2,225	3,234	1,728	3,234
GMIB [2]	2,152	2,406	2,452	2,946	3,662	2,152	3,662
Total LB NAR	**3,880**	**4,414**	**4,457**	**5,171**	**6,896**	**3,880**	**6,896**
Nonperformance Risk Adjustment [3]	(572)	(585)	(643)	(776)	(1,220)	(572)	(1,220)
Products in accumulation phase							
Balance as of beginning of period	32,240.5	32,363.5	32,962.4	34,200.4	34,227.9	32,962.4	35,575.8
Deposits	12.7	16.1	20.5	16.0	15.5	49.3	65.1
Surrenders, benefits, and product charges	(1,273.6)	(939.5)	(2,051.6)	(1,407.2)	(1,099.2)	(4,264.7)	(2,905.3)
Net cash flow	(1,260.9)	(923.4)	(2,031.1)	(1,391.2)	(1,083.7)	(4,215.4)	(2,840.2)
Interest credited and investment performance	850.2	800.4	1,432.2	153.2	1,056.2	3,082.8	1,464.8
Balance as of end of period	**31,829.8**	**32,240.5**	**32,363.5**	**32,962.4**	**34,200.4**	**31,829.8**	**34,200.4**
End of period contracts in payout status	5,181.2	5,112.0	5,061.0	4,780.5	3,892.4	5,181.2	3,892.4
Total balance as of end of period [4]	**37,011.0**	**37,352.5**	**37,424.5**	**37,742.9**	**38,092.8**	**37,011.0**	**38,092.8**
Assets under management by fund group							
General account	5,588.6	5,518.4	5,481.9	5,207.6	4,334.2	5,588.6	4,334.2
Separate account	31,422.4	31,834.1	31,942.6	32,535.3	33,758.6	31,422.4	33,758.6
Total AUM [4]	**37,011.0**	**37,352.5**	**37,424.5**	**37,742.9**	**38,092.8**	**37,011.0**	**38,092.8**

[1] Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business.

[2] GMIB and GMWBL values represent discounted net amount at risk.

[3] Represents reduction to liabilities for the GMWBL, GMWB, and GMAB embedded derivatives.

[4] Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Investment Information

Voya Financial

Page 39 of 57

Portfolio Composition

(in millions USD)	Balances as of									
	9/30/2017		6/30/2017		3/31/2017		12/31/2016		9/30/2016	
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	70,380.4	73.6%	70,239.0	74.8%	69,139.2	74.8%	69,468.7	75.0%	72,644.1	74.6%
Fixed maturities, at fair value using the fair value option	3,727.6	3.9%	3,774.9	4.0%	3,678.9	4.0%	3,712.3	4.0%	3,903.5	4.0%
Equity securities, available for sale, before consolidation	420.0	N/M	304.0	N/M	297.6	N/M	274.2	N/M	396.5	N/M
VOE Adjustments	—	N/M	—	N/M	—	N/M	—	N/M	(111.2)	N/M
Equity securities, available for sale, at fair value	420.0	0.4%	304.0	0.3%	297.6	0.3%	274.2	0.3%	285.3	0.3%
Short-term investments	713.2	0.7%	533.6	0.6%	578.2	0.6%	821.0	0.9%	1,346.8	1.4%
Mortgage loans on real estate	12,744.5	13.3%	12,689.7	13.5%	12,385.8	13.4%	11,725.2	12.7%	11,475.7	11.8%
Policy loans	1,915.9	2.0%	1,906.0	2.0%	1,934.9	2.1%	1,961.5	2.1%	1,995.6	2.0%
Limited partnerships/corporations, before consolidation	1,438.5	N/M	1,386.4	N/M	1,313.4	N/M	1,235.4	N/M	1,191.1	N/M
CLO/VOEs Adjustments [1]	(490.8)	N/M	(456.9)	N/M	(486.7)	N/M	(476.8)	N/M	(492.3)	N/M
Limited partnerships/corporations, after consolidation	947.7	1.0%	929.5	1.0%	826.7	0.9%	758.6	0.8%	698.8	0.7%
Derivatives	1,564.3	1.6%	1,396.6	1.5%	1,303.5	1.4%	1,712.4	1.8%	2,731.4	2.8%
Other investments	79.5	0.1%	54.0	0.1%	43.3	0.1%	47.4	0.1%	77.7	0.1%
Securities pledged to creditors	3,248.5	3.4%	2,023.9	2.2%	2,187.3	2.4%	2,157.1	2.3%	2,193.5	2.3%
Total investments, after consolidation	95,741.6	100.0%	93,851.2	100.0%	92,375.4	100.0%	92,638.4	100.0%	97,352.4	100.0%
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	3,800.2	4.9%	3,885.0	5.1%	3,913.3	5.2%	4,188.3	5.5%	4,191.9	5.3%
U.S. Corporate - Public	33,508.1	43.4%	33,448.2	44.0%	33,426.4	44.6%	33,691.7	44.7%	35,601.3	45.2%
U.S. Corporate - Private	8,747.4	11.3%	8,501.3	11.2%	8,062.2	10.8%	7,808.0	10.4%	7,684.9	9.8%
Foreign Government / Agency	1,138.3	1.5%	1,148.2	1.5%	1,068.5	1.4%	1,023.8	1.4%	1,043.1	1.3%
Foreign Corporate - Public	7,321.1	9.4%	7,223.7	9.5%	7,196.5	9.6%	7,055.6	9.4%	7,378.7	9.4%
Foreign Corporate - Private	8,259.0	10.7%	7,772.1	10.2%	7,832.7	10.4%	7,785.8	10.3%	7,907.3	10.1%
State, municipalities and political subdivisions	2,472.4	3.2%	2,392.4	3.1%	2,294.1	3.1%	2,135.6	2.8%	2,126.1	2.7%
Residential mortgaged-backed securities:										
CMO-B Agency	3,119.1	3.9%	3,211.0	4.2%	3,174.1	4.3%	3,247.2	4.3%	3,489.6	4.4%
CMO-B Non-Agency	1,161.2	1.5%	1,031.7	1.4%	780.7	1.0%	729.5	1.0%	769.8	1.0%
Agency	1,680.4	2.2%	1,794.8	2.4%	2,191.0	2.9%	2,321.6	3.1%	2,669.0	3.4%
Non-Agency [3]	974.4	1.3%	851.9	1.1%	749.7	1.0%	786.0	1.0%	952.7	1.2%
Total Residential mortgage-backed securities	6,935.1	8.9%	6,889.4	9.1%	6,895.5	9.2%	7,084.3	9.4%	7,881.1	10.0%
Commercial mortgage-backed securities	3,556.4	4.6%	3,308.7	4.4%	3,105.7	4.1%	3,358.9	4.5%	4,023.9	5.1%
Other asset-backed securities [3]	1,618.5	2.1%	1,468.8	1.9%	1,210.5	1.6%	1,206.1	1.6%	902.8	1.1%
Total fixed maturities, including securities pledged [5]	77,356.5	100.0%	76,037.8	100.0%	75,005.4	100.0%	75,338.1	100.0%	78,741.1	100.0%
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,218.5	2.9%	2,205.0	2.9%	2,248.8	3.0%	2,513.7	3.3%	2,168.6	2.8%
Due after one year through five years	13,803.9	17.8%	13,928.3	18.3%	14,171.8	18.9%	13,845.2	18.4%	14,325.3	18.2%
Due after five years through ten years	18,715.4	24.2%	18,563.0	24.4%	18,335.9	24.4%	19,303.8	25.6%	20,135.4	25.6%
Due after ten years	30,508.7	39.5%	29,674.6	39.0%	29,037.2	38.7%	28,026.1	37.2%	29,304.0	37.2%
CMO-B	4,280.3	5.4%	4,242.7	5.6%	3,954.8	5.3%	3,976.7	5.3%	4,259.4	5.4%
Mortgage-backed securities	6,211.2	8.1%	5,955.4	7.9%	6,046.4	8.1%	6,466.5	8.6%	7,645.6	9.7%
Other asset-backed securities [3]	1,618.5	2.1%	1,468.8	1.9%	1,210.5	1.6%	1,206.1	1.6%	902.8	1.1%
Total fixed maturities, including securities pledged [5]	77,356.5	100.0%	76,037.8	100.0%	75,005.4	100.0%	75,338.1	100.0%	78,741.1	100.0%
Fixed Maturity Securities - NAIC Quality Designation										
1	44,057.4	56.9%	43,760.4	57.6%	43,560.5	58.1%	44,387.7	58.9%	46,271.2	58.8%
2	29,711.3	38.4%	28,883.4	38.0%	28,036.7	37.4%	27,469.2	36.5%	28,679.0	36.4%
3	2,834.9	3.7%	2,621.7	3.4%	2,683.0	3.5%	2,699.1	3.6%	2,914.1	3.7%
4	545.4	0.7%	558.0	0.7%	513.0	0.7%	501.5	0.7%	594.6	0.7%
5	73.1	0.1%	70.0	0.1%	67.6	0.1%	101.5	0.1%	68.8	0.1%
6	134.4	0.2%	144.3	0.2%	144.6	0.2%	179.1	0.2%	213.4	0.3%
Total fixed maturities, including securities pledged [4] [5]	77,356.5	100.0%	76,037.8	100.0%	75,005.4	100.0%	75,338.1	100.0%	78,741.1	100.0%
Fixed Maturity Securities - ARO Quality Rating										
AAA	13,829.7	17.9%	13,840.6	18.2%	13,981.4	18.6%	14,394.8	19.1%	14,961.3	19.0%
AA	5,225.1	6.8%	5,199.2	6.8%	5,374.8	7.2%	5,359.4	7.1%	5,726.4	7.3%
A	23,285.5	30.1%	23,119.3	30.4%	22,593.7	30.1%	22,902.4	30.4%	23,705.5	30.1%
BBB	30,106.8	38.9%	29,011.7	38.2%	28,434.7	37.9%	27,926.5	37.1%	29,210.9	37.1%
BB	2,984.0	3.8%	2,828.5	3.7%	2,849.2	3.8%	2,880.1	3.8%	3,099.0	3.9%
B and below	1,925.4	2.5%	2,038.5	2.7%	1,771.6	2.4%	1,874.9	2.5%	2,038.0	2.6%
Total fixed maturities, including securities pledged [5]	77,356.5	100.0%	76,037.8	100.0%	75,005.4	100.0%	75,338.1	100.0%	78,741.1	100.0%

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

[4] ARO ratings do not directly translate into NAIC ratings.

[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Page 40 of 57

Voya Financial

Portfolio Results

(in millions USD)	Three Months Ended										Year-to-Date			
	9/30/2017		6/30/2017		3/31/2017		12/31/2016		9/30/2016		9/30/2017		9/30/2016	
Operating investment income and annualized yield [5]	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**
Fixed maturity securities [1]	834.5	4.88%	827.0	4.84%	831.0	4.82%	842.4	4.89%	847.1	4.97%	2,492.5	4.85%	2,570.2	5.05 %
Equity securities	2.0	2.43%	2.4	5.21%	9.7	22.59%	2.1	4.65%	5.3	10.14%	14.1	8.24%	14.2	8.95 %
Mortgage loans	136.3	4.38%	135.8	4.41%	130.8	4.44%	127.7	4.51%	126.4	4.55%	402.9	4.41%	371.8	4.57 %
Limited partnerships	44.0	13.35%	66.9	21.49%	40.6	13.29%	63.2	23.06%	16.2	5.71%	151.5	16.02%	(26.0)	(3.05)%
Policy loans	24.6	5.26%	24.6	5.30%	24.7	5.23%	26.4	5.52%	25.7	5.29%	73.9	5.27%	77.8	5.32 %
Short-term investments	2.5	0.25%	1.5	0.20%	2.5	0.34%	1.3	0.16%	0.6	0.07%	6.5	0.26%	3.8	0.12 %
Derivatives [1]	14.0	N/A	13.3	N/A	7.5	N/A	12.5	N/A	10.6	N/A	34.8	N/A	31.6	N/A
Prepayment fee income	14.6	0.06%	13.0	0.06%	13.2	0.06%	37.3	0.17%	40.6	0.18%	40.8	0.06%	100.4	0.15 %
Other assets	(2.3)	N/A	2.2	N/A	7.7	N/A	6.8	N/A	4.0	N/A	7.6	N/A	6.0	N/A
Gross investment income before expenses and fees	**1,070.2**	**4.84%**	**1,086.7**	**4.99%**	**1,067.7**	**4.90%**	**1,119.7**	**5.16%**	**1,076.5**	**4.99%**	**3,224.6**	**4.91%**	**3,149.8**	**4.87 %**
Expenses and fees	(46.8)	-0.22%	(42.8)	-0.20%	(45.7)	-0.21%	(45.1)	-0.21%	(47.0)	-0.22%	(135.3)	-0.21%	(132.6)	-0.21 %
Total investment income and annualized yield	**1,023.4**	**4.62%**	**1,043.9**	**4.79%**	**1,022.0**	**4.69%**	**1,074.6**	**4.95%**	**1,029.5**	**4.77%**	**3,089.3**	**4.70%**	**3,017.2**	**4.66 %**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	77.3		79.4		79.4		76.8		72.0		236.1		208.7	
Total investment income, excluding CBVA	**946.1**		**964.5**		**942.6**		**997.8**		**957.5**		**2,853.2**		**2,808.5**	
Trading gains/losses [5]														
Fixed maturities	12.7		21.4		(36.0)		(10.6)		5.5		(1.9)		(66.2)	
Equity securities	(0.8)		—		—		0.8		—		(0.8)		0.2	
Mortgage loans	(0.1)		0.8		—		(0.1)		(0.1)		0.7		0.2	
Other investments	3.6		(0.6)		(0.5)		(0.3)		(0.6)		2.5		(1.1)	
Total trading gains/losses, excluding CBVA	**15.4**		**21.6**		**(36.5)**		**(10.2)**		**4.8**		**0.5**		**(66.9)**	
Impairments [5]														
Fixed maturities	(0.8)		(1.4)		(3.0)		(13.9)		(12.1)		(5.2)		(26.8)	
Equity securities	—		—		—		—		—		—		—	
Mortgage loans	—		—		—		—		—		—		—	
Other investments	—		—		—		—		—		—		—	
Total impairments, excluding CBVA	**(0.8)**		**(1.4)**		**(3.0)**		**(13.9)**		**(12.1)**		**(5.2)**		**(26.8)**	
Fair value adjustments [2]	**(15.0)**		**16.2**		**(24.4)**		**(121.9)**		**(6.7)**		**(23.2)**		**92.5**	
Derivatives, including change in fair value of derivatives related to guaranteed benefits, excluding CBVA	**(74.6)**		**6.1**		**71.2**		**(55.3)**		**(52.0)**		**2.7**		**(43.3)**	
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses), excluding CBVA [5]	**(75.0)**		**42.5**		**7.3**		**(201.3)**		**(66.0)**		**(25.2)**		**(44.5)**	
CBVA investment income and realized capital gains (losses)	**(30.1)**		**(105.9)**		**(347.1)**		**(351.7)**		**(147.8)**		**(483.1)**		**(34.5)**	
Businesses exited through reinsurance [3]	**29.0**		**51.8**		**23.6**		**(59.4)**		**31.3**		**104.4**		**161.4**	
Consolidation/eliminations [4]	**(10.8)**		**(4.3)**		**23.5**		**(2.1)**		**20.7**		**8.4**		**83.5**	
Total investment income and realized capital gains (losses)	**859.2**		**948.6**		**649.9**		**383.3**		**795.7**		**2,457.7**		**2,974.4**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

PLAN | INVEST | PROTECT

Page 41 of 57

Voya Financial

Alternative Investment Income

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Retirement							
Average alternative investments	519.3	523.4	493.6	473.9	438.4	512.1	426.6
Alternative investment income	16.2	12.5	15.3	15.8	7.7	44.0	0.4
Investment Management							
Average alternative investments	235.6	220.6	209.2	184.5	180.2	221.8	180.4
Alternative investment income (1)	5.0	35.2	8.7	8.5	4.1	48.9	(19.2)
Annuities							
Average alternative investments	306.6	303.3	283.5	274.1	263.5	297.8	259.9
Alternative investment income	10.6	9.0	7.9	8.8	4.8	27.5	(0.1)
Individual Life							
Average alternative investments	270.0	252.1	220.4	206.6	191.2	247.5	182.1
Alternative investment income	8.1	7.5	5.0	7.2	3.4	20.6	0.9
Employee Benefits							
Average alternative investments	48.9	50.3	46.4	42.0	42.5	48.5	41.6
Alternative investment income	1.6	1.3	1.5	1.5	0.8	4.4	0.2
Corporate							
Average alternative investments	—	1.6	1.6	2.1	5.7	1.1	6.9
Alternative investment income	—	—	—	—	—	—	—
Total Consolidated (2)(3)							
Average alternative investments	**1,380.4**	**1,351.3**	**1,254.7**	**1,183.2**	**1,121.5**	**1,328.8**	**1,097.5**
Alternative investment income	**41.5**	**65.5**	**38.4**	**41.8**	**20.8**	**145.4**	**(17.8)**

(1) Includes performance fees related to sponsored private equity funds ("carried interest") that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the nine months ended September 30, 2017, our carried interest net results included the recovery (gain) of $26.4 million of carried interest reversed in prior periods. This includes $2.0 million net reduction (loss) related to the three months ended September 30,2017. For the nine months ended September 30, 2016, our carried interest net results included the reversal (loss) of approximately $30.2 million, in previously accrued carried interest.

(2) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

(3) The investment income on alternative investments shown above excludes the net investment income from Lehman Recovery/LIHTC.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Reconciliations

Voya Financial
Page 43 of 57

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date	
(in millions USD)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Revenues							
Net investment income	1,104.3	1,142.4	1,155.5	1,188.1	1,163.4	3,402.2	3,432.7
Fee income	880.0	838.2	850.8	849.4	857.9	2,569.0	2,510.4
Premiums	581.6	577.1	591.6	1,109.5	726.7	1,750.3	2,405.1
Net realized capital gains (losses)	(245.1)	(193.8)	(505.6)	(804.8)	(367.7)	(944.5)	(458.3)
Income (loss) related to consolidated investment entities	139.6	128.7	27.3	103.0	57.7	295.6	86.0
Other revenues	89.8	96.2	93.8	103.2	90.5	279.8	257.9
Total revenues	**2,550.2**	**2,588.8**	**2,213.4**	**2,548.4**	**2,528.5**	**7,352.4**	**8,233.8**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,275.7)	(1,357.3)	(1,478.0)	(2,181.2)	(1,906.9)	(4,111.0)	(5,332.3)
Operating expenses	(731.2)	(691.7)	(738.8)	(777.1)	(723.6)	(2,161.7)	(2,160.2)
Net amortization of DAC/VOBA	(236.5)	(234.2)	(92.7)	(169.8)	(180.7)	(563.4)	(381.2)
Interest expense	(49.2)	(44.6)	(45.9)	(45.2)	(45.4)	(139.7)	(242.8)
Operating expenses related to consolidated investment entities	(19.5)	(29.9)	(17.4)	(27.0)	(27.8)	(66.8)	(78.8)
Total benefits and expenses	**(2,312.1)**	**(2,357.7)**	**(2,372.8)**	**(3,200.3)**	**(2,884.4)**	**(7,042.6)**	**(8,195.3)**
Income (loss) before income taxes	**238.1**	**231.1**	**(159.4)**	**(651.9)**	**(355.9)**	**309.8**	**38.5**
Income tax (expense) benefit	(24.1)	(11.9)	17.0	161.4	119.4	(19.0)	53.3
Net income (loss)	**214.0**	**219.2**	**(142.4)**	**(490.5)**	**(236.5)**	**290.8**	**91.8**
Less:							
Income tax (expense) benefit	(24.1)	(11.9)	17.0	161.4	119.4	(19.0)	53.3
Closed Block Variable Annuity	141.8	(28.0)	(387.1)	(729.5)	(328.0)	(273.3)	(225.5)
Net investment gains (losses) and related charges and adjustments	(14.6)	3.4	(26.3)	9.8	(65.6)	(37.5)	(150.7)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(31.0)	24.9	41.5	(142.9)	(53.5)	35.4	61.2
Income (loss) related to businesses exited through reinsurance or divestment	(1.8)	0.8	(5.3)	(16.9)	1.3	(6.3)	3.4
Income (loss) attributable to noncontrolling interests	65.4	52.0	1.1	42.5	11.6	118.5	(13.2)
Income (loss) on early extinguishment of debt	(3.2)	—	(0.7)	—	(0.1)	(3.9)	(104.2)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	0.5	—	—	(48.1)	(7.1)	0.5	(7.1)
Other adjustments to operating earnings [(1)]	(56.9)	(6.1)	(13.7)	(30.8)	(22.9)	(76.7)	(38.7)
Operating earnings before income taxes	**137.9**	**184.1**	**231.1**	**264.0**	**108.4**	**553.1**	**513.3**

[(1)] Includes restructuring expenses (severance, lease write-offs, etc.) and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial
Page 44 of 57

Reconciliation of Operating Revenues by Segment

	Three Months Ended					Year-to-Date	
(in millions USD)	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Operating revenues							
Retirement	634.2	629.8	625.2	923.2	673.8	1,889.2	2,333.8
Investment Management	171.0	203.3	171.4	189.1	163.0	545.7	437.6
Annuities	302.5	298.1	301.4	321.0	310.6	902.0	932.7
Individual Life	668.9	628.6	630.0	640.9	637.7	1,927.5	1,886.6
Employee Benefits	446.6	442.9	446.2	410.0	405.9	1,335.7	1,206.4
Corporate	16.2	14.4	14.4	21.6	24.9	45.0	86.5
Total operating revenues	**2,239.4**	**2,217.1**	**2,188.6**	**2,505.8**	**2,215.9**	**6,645.1**	**6,883.6**
Adjustments							
Closed Block Variable Annuity	217.9	154.0	(56.1)	209.5	271.7	315.8	1,086.7
Net realized investment gains (losses) and related charges and adjustments	(20.9)	(1.2)	(39.1)	(5.0)	(12.8)	(61.2)	(160.1)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(49.8)	43.2	46.4	(196.4)	(51.1)	39.8	114.6
Revenues (losses) related to business exited through reinsurance or divestment	26.6	48.4	20.4	(61.0)	32.3	95.4	156.9
Revenues (loss) attributable to noncontrolling interests	84.9	81.8	18.5	67.8	39.3	185.2	65.3
Other adjustments to operating revenues [1]	52.1	45.5	34.7	27.7	33.2	132.3	86.8
Total revenue	**2,550.2**	**2,588.8**	**2,213.4**	**2,548.4**	**2,528.5**	**7,352.4**	**8,233.8**

[1] Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

PLAN | INVEST | PROTECT

Voya Financial

Page 45 of 57

Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

(in millions USD)	Three Months Ended			Twelve Months Ended				
	9/30/2017	6/30/2017	9/30/2016	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016
Net Income (loss)	**214.0**	**219.2**	**(236.5)**	**(199.7)**	**(650.2)**	**(733.4)**	**(398.7)**	**(68.6)**
Less: Net income (loss) attributable to noncontrolling interest	65.4	52.0	11.6	161.0	107.2	29.7	29.3	(66.8)
Net Income (loss) available to Voya Financial, Inc.'s common shareholders	**148.6**	**167.2**	**(248.1)**	**(360.7)**	**(757.4)**	**(763.1)**	**(428.0)**	**(1.8)**
Less: Adjustments to operating earnings								
Closed Block Variable Annuity	141.8	(28.0)	(328.0)	(1,002.8)	(1,472.6)	(1,388.1)	(955.0)	(542.8)
Net Investment gains (losses) and related charges and adjustments	(14.6)	3.4	(65.6)	(27.7)	(78.7)	(106.8)	(140.9)	(210.4)
Other adjustments	(92.4)	19.6	(82.3)	(289.7)	(279.6)	(387.5)	(324.1)	(186.5)
Total Adjustments to operating earnings before tax effect	34.8	(5.0)	(475.9)	(1,320.2)	(1,830.9)	(1,882.4)	(1,420.0)	(939.7)
Income taxes on adjustments to operating earnings [(1)]	(12.2)	1.8	166.6	462.1	640.9	658.9	497.0	328.9
Total Adjustments to operating earnings, after tax[(1)]	22.6	(3.2)	(309.3)	(858.1)	(1,190.0)	(1,223.5)	(923.0)	(610.8)
Less: Difference between actual tax (expense) benefit and assumed tax rate	32.2	45.2	(12.5)	(58.2)	(102.9)	(109.8)	(33.6)	63.8
Operating earnings, after-tax [(1)]	**93.8**	**125.2**	**73.7**	**555.6**	**535.5**	**570.2**	**528.6**	**545.2**
Less: Income taxes [(1)]	(44.1)	(58.9)	(34.7)	(261.5)	(252.1)	(268.4)	(248.7)	(256.5)
Total operating earnings before income taxes	137.9	184.1	108.4	817.1	787.6	838.6	777.3	801.7
Less: Corporate	(88.6)	(88.8)	(84.4)	(352.9)	(348.7)	(352.3)	(349.4)	(326.1)
Operating earnings before income taxes for Ongoing Business	226.5	272.9	192.8	1,170.0	1,136.3	1,190.9	1,126.7	1,127.8
						—		
Less: DAC/VOBA and other intangibles unlocking [(2)]	(174.4)	(109.0)	(140.0)	(271.7)	(237.3)	(108.7)	(121.6)	(92.9)
Less: Other Operating Adjustments [(3)]	—	—	2.6	17.8	20.4	20.4	20.4	2.6
Ongoing Business adjusted operating earnings before income taxes	**400.9**	**381.9**	**330.2**	**1,423.9**	**1,353.2**	**1,279.2**	**1,227.9**	**1,218.1**

(1) Assumes a 32% tax rate on operating earnings and all components of operating earnings described as "after-tax." A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business.

(2) DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

(3) See page 3 for a description of the Other Operating Adjustments.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial
Page 46 of 57

Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

	Twelve Months Ended			
(in millions USD)	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Income (loss)	**538.6**	**2,532.7**	**788.6**	**628.2**
Less: Net income (loss) attributable to noncontrolling interest	130.3	237.7	190.1	138.2
Net Income (loss) available to Voya Financial, Inc.'s common shareholders	**408.3**	**2,295.0**	**598.5**	**490.0**
Less: Adjustments to operating earnings				
Closed Block Variable Annuity	(173.3)	(239.2)	(1,211.3)	(675.3)
Net Investment gains (losses) and related charges and adjustments	(83.3)	215.1	212.1	455.5
Other adjustments	(266.7)	(643.0)	296.6	(213.7)
Total Adjustments to operating earnings before tax effect	(523.3)	(667.1)	(702.6)	(433.5)
Income taxes on adjustments to operating earnings [1]	183.2	233.5	245.9	151.7
Total Adjustments to operating earnings, after tax[1]	(340.1)	(433.6)	(456.7)	(281.8)
Less: Difference between actual tax (expense) benefit and assumed tax rate	83.7	1,928.7	230.6	174.9
Operating earnings, after-tax [1]	**664.7**	**799.9**	**824.6**	**596.9**
Less: Income taxes [1]	(312.8)	(430.7)	(444.0)	(321.4)
Total operating earnings before income taxes	977.5	1,230.6	1,268.6	918.3
Less: Corporate	(236.8)	(145.7)	(160.0)	(72.6)
Operating earnings before income taxes for Ongoing Business	1,214.3	1,376.3	1,428.6	990.9
Less: DAC/VOBA and other intangibles unlocking [2]	(67.5)	(21.6)	133.2	(77.0)
Less: Other Operating Adjustments [3]	—	20.0	83.6	(25.3)
Ongoing Business adjusted operating earnings before income taxes	**1,281.8**	**1,377.9**	**1,211.8**	**1,093.2**

[1] Assumes a 32% tax rate for 2015 and later and 35% tax rate for 2014 and earlier on operating earnings and all components of operating earnings described as "after-tax." A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business.

[2] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

[3] See page 3 for a description of Other Operating Adjustments.

PLAN | INVEST | PROTECT
VOYA FINANCIAL

Voya Financial

Page 47 of 57

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

	Twelve Months Ended September 30, 2017								
(in millions USD, unless otherwise indicated)	**Retirement**	**Investment Management**	**Annuities**	**Individual Life**	**Employee Benefits**	**Ongoing Business**	**Closed Block Variable Annuity**	**Corporate**	**Consolidated**
Operating earnings before income taxes	430.5	252.5	288.3	71.2	127.5	1,170.0		(352.9)	817.1
Less:									
Interest expense					—	—		(192.6)	(192.6)
DAC/VOBA and other intangibles unlocking	(148.0)		39.9	(161.5)	(2.1)	(271.7)		—	(271.7)
Gain on Lehman Recovery	4.1	0.2	4.5	8.0	1.0	17.8		0.3	18.1
Adjusted operating earnings before interest	574.4	252.3	243.9	224.7	128.6	1,423.9	—	(160.6)	1,263.3
Income tax expense	183.8	80.7	78.0	71.9	41.2	455.6		(51.4)	404.2
Adjusted operating earnings before interest and after income taxes	**390.6**	**171.6**	**165.9**	**152.8**	**87.4**	**968.3**	**—**	**(109.2)**	**859.1**
Average Capital	3,956	306	1,487	1,614	359	7,722	2,076	4,584	14,382
Adjusted Operating Return on Capital	**9.9%**	**56.1%**	**11.2%**	**9.5%**	**24.3%**	**12.5%**	**N/M**	**N/M**	**6.0%**

	Twelve Months Ended June 30, 2017								
(in millions USD, unless otherwise indicated)	**Retirement**	**Investment Management**	**Annuities**	**Individual Life**	**Employee Benefits**	**Ongoing Business**	**Closed Block Variable Annuity**	**Corporate**	**Consolidated**
Operating earnings before income taxes	386.6	250.5	327.2	61.2	110.8	1,136.3		(348.7)	787.6
Less:									
Interest expense	—	—	—	—	—	—		(192.1)	(192.1)
DAC/VOBA and other intangibles unlocking	(178.3)	—	83.2	(140.5)	(1.7)	(237.3)		—	(237.3)
Gain on Lehman Recovery	4.1	2.8	4.5	8.0	1.0	20.4		0.3	20.7
Adjusted operating earnings before interest	560.8	247.7	239.5	193.7	111.5	1,353.2	—	(156.9)	1,196.3
Income tax expense	179.5	79.3	76.6	62.0	35.7	433.1		(50.2)	382.9
Adjusted operating earnings before interest and after income taxes	**381.3**	**168.4**	**162.9**	**131.7**	**75.8**	**920.1**	**—**	**(106.7)**	**813.4**
Average Capital	3,974	300	1,499	1,749	365	7,887	2,378	4,404	14,669
Adjusted Operating Return on Capital	**9.6%**	**56.1%**	**10.9%**	**7.5%**	**20.8%**	**11.7%**	**N/M**	**N/M**	**5.5%**

PLAN | INVEST | PROTECT

Voya Financial

Page 48 of 57

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

	Twelve Months Ended March 31, 2017								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	494.2	197.4	334.0	49.2	116.1	1,190.9		(352.3)	838.6
Less:									
Interest expense						—		(192.2)	(192.2)
DAC/VOBA and other intangibles unlocking	(54.0)	—	91.0	(143.5)	(2.2)	(108.7)		—	(108.7)
Gain on Lehman Recovery	4.1	2.8	4.5	8.0	1.0	20.4		0.3	20.7
Adjusted operating earnings before interest	544.1	194.6	238.5	184.7	117.3	1,279.2	—	(160.4)	1,118.8
Income tax expense	174.1	62.3	76.3	59.1	37.5	409.3		(51.3)	358.0
Adjusted operating earnings before interest and after income taxes	**370.0**	**132.3**	**162.2**	**125.6**	**79.8**	**869.9**	**—**	**(109.1)**	**760.8**
Average Capital	3,982	295	1,524	1,893	370	8,064	2,745	4,190	14,999
Adjusted Operating Return on Capital	**9.3%**	**44.8%**	**10.6%**	**6.6%**	**21.6%**	**10.8%**	**N/M**	**N/M**	**5.1%**

	Twelve Months Ended December 31, 2016								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
Operating earnings before income taxes	449.8	170.8	321.2	58.6	126.3	1,126.7		(349.4)	777.3
Less:									
Interest expense						—		(192.8)	(192.8)
DAC/VOBA and other intangibles unlocking	(65.6)	—	91.5	(143.5)	(4.0)	(121.6)		—	(121.6)
Gain on Lehman Recovery	4.1	2.8	4.5	8.0	1.0	20.4		0.3	20.7
Adjusted operating earnings before interest	511.3	168.0	225.2	194.1	129.3	1,227.9	—	(156.9)	1,071.0
Income tax expense	163.6	53.8	72.1	62.1	41.4	393.0		(50.2)	342.8
Adjusted operating earnings before interest and after income taxes	**347.7**	**114.2**	**153.1**	**132.0**	**87.9**	**834.9**	**—**	**(106.7)**	**728.2**
Average Capital	3,964	297	1,561	2,015	378	8,215	3,006	4,059	15,280
Adjusted Operating Return on Capital	**8.8%**	**38.5%**	**9.8%**	**6.6%**	**23.3%**	**10.2%**	**N/M**	**N/M**	**4.8%**

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 49 of 57

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
	Twelve Months Ended September 30, 2016								
Operating earnings before income taxes	444.3	148.4	299.5	117.6	118.0	1,127.8		(326.1)	801.7
Less:									
Interest expense								(193.8)	(193.8)
DAC/VOBA and other intangibles unlocking	(49.9)	—	89.7	(128.5)	(4.2)	(92.9)		—	(92.9)
Net gain from Lehman Recovery/LIHTC	—	2.6	—	—	—	2.6		—	2.6
Adjusted operating earnings before interest	494.2	145.8	209.8	246.1	122.2	1,218.1	—	(132.3)	1,085.8
Income tax expense	158.1	46.7	67.1	78.8	39.1	389.8		(42.3)	347.5
Adjusted operating earnings before interest and after income taxes	**336.1**	**99.1**	**142.7**	**167.3**	**83.1**	**828.3**	**—**	**(90.0)**	**738.3**
Average Capital (1)	3,951	309	1,608	2,058	386	8,312	3,119	4,026	15,457
Adjusted Operating Return on Capital	**8.5%**	**32.1%**	**8.9%**	**8.1%**	**21.5%**	**10.0%**	**N/M**	**N/M**	**4.8%**

(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate	Consolidated
	Twelve Months Ended December 31, 2015								
Operating earnings before income taxes	470.6	181.9	243.0	172.7	146.1	1,214.3	—	(236.8)	977.5
Less:									
Interest expense	—	—	—	—	—	—	—	(194.5)	(194.5)
DAC/VOBA and other intangibles unlocking	(37.2)	—	12.5	(38.4)	(4.4)	(67.5)	—	—	(67.5)
Gain on Lehman Recovery	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	507.8	181.9	230.5	211.1	150.5	1,281.8	—	(43.9)	1,237.9
Income tax expense	162.5	58.2	73.8	67.6	48.2	410.3	—	(14.0)	396.3
Adjusted operating earnings before interest and after income taxes	**345.3**	**123.7**	**156.7**	**143.5**	**102.3**	**871.5**	**—**	**(29.9)**	**841.6**
Average Capital [(1)]	3,965	329	1,689	2,327	387	8,697	2,803	4,467	15,967
Adjusted Operating Return on Capital	**8.7%**	**37.6%**	**9.3%**	**6.2%**	**26.5%**	**10.0%**	**N/M**	**N/M**	**5.3%**

[(1)] Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

PLAN | INVEST | PROTECT

Voya Financial

Page 50 of 57

Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

	Twelve Months Ended December 31, 2014								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Other	Consolidated
Operating earnings before income taxes	517.8	210.3	262.0	237.3	148.9	1,376.3	—	(145.7)	1,230.6
Less:									
Interest expense	—	—	—	—	—	—	—	(188.0)	(188.0)
DAC/VOBA and other intangibles unlocking	(30.0)	—	26.4	(10.2)	(7.8)	(21.6)	—	—	(21.6)
Gain on reinsurance recapture	—	—	—	20.0	—	20.0	—	—	20.0
Net gain from Lehman Recovery/LIHTC	—	—	—	—	—	—	—	4.0	4.0
Adjusted operating earnings before interest	547.8	210.3	235.6	227.5	156.7	1,377.9	—	38.3	1,416.2
Income tax expense	191.7	73.6	82.5	79.6	54.8	482.2	—	13.4	495.6
Adjusted operating earnings before interest and after income taxes	**356.1**	**136.7**	**153.1**	**147.9**	**101.9**	**895.7**	**—**	**24.9**	**920.6**
Average Capital [1]	3,891	310	1,694	2,781	352	9,028	3,233	3,023	15,284
Adjusted Operating Return on Capital	**9.2%**	**44.2%**	**9.0%**	**5.3%**	**28.9%**	**9.9%**	**N/M**	**N/M**	**6.0%**

	Twelve Months Ended December 31, 2013								
(in millions USD, unless otherwise indicated)	Retirement	Investment Management	Annuities	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Other	Consolidated
Operating earnings before income taxes	595.8	178.1	293.8	254.8	106.1	1,428.6	—	(160.0)	1,268.6
Less:									
Interest expense	—	—	—	—	—	—	—	(179.7)	(179.7)
DAC/VOBA and other intangibles unlocking	45.6	—	83.3	4.8	(0.5)	133.2	—	—	133.2
Net gain from Lehman Recovery/LIHTC	12.9	13.2	13.5	39.7	4.3	83.6	—	3.4	87.0
Adjusted operating earnings before interest	537.3	164.9	197.0	210.3	102.3	1,211.8	—	16.3	1,228.1
Income tax expense	188.1	57.7	69.0	73.6	35.8	424.2	—	5.7	429.9
Adjusted operating earnings before interest and after income taxes	**349.2**	**107.2**	**128.0**	**136.7**	**66.5**	**787.6**	**—**	**10.6**	**798.2**
Average Capital	3,915	303	1,762	2,804	354	9,137	3,235	2,104	14,476
Adjusted Operating Return on Capital	**8.9%**	**35.4%**	**7.3%**	**4.9%**	**18.8%**	**8.6%**	**N/M**	**N/M**	**5.5%**

[1] Includes capital impacts related to the 2014 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2014

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial    Page 51 of 57 Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital                Twelve Months Ended December 31, 2012                Closed                Block    Investment Individual Employee Ongoing Variable (in millions USD, unless otherwise indicated) Retirement Management Annuities Life Benefits Business Annuity Corporate Consolidated Operating earnings before income taxes 448.6 134.5 102.2 196.2 109.4 990.9 — (72.6) 918.3 Less:                Interest expense — — — — — — — (127.8) (127.8) DAC/VOBA and other intangibles unlocking 5.8 — (86.2) 3.4 — (77.0) — — (77.0) Impact of investment portfolio restructuring (31.2) 2.2 (11.2) 14.8 0.1 (25.3) — (5.8) (31.1) Adjusted operating earnings before interest 474.0 132.3 199.6 178.0 109.3 1,093.2 — 61.0 1,154.2 Income tax expense 165.9 46.3 69.9 62.3 38.3 382.7 — 21.4 404.1 Adjusted operating earnings before interest                and after income taxes 308.1 86.0 129.7 115.7 71.0 710.5 — 39.6 750.1 Average Capital 4,308 289 2,210 2,702 421 9,930 3,394 587 13,911 Adjusted Operating Return on Capital 7.2% 29.8% 5.9% 4.3% 16.9% 7.2% N/M N/M 5.4%

Voya Financial
Page 52 of 57

Reconciliation of Ongoing Business Adjusted Return On Equity and Capital

	Twelve Months Ended								
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
GAAP Return on Equity	**(2.7)%**	**(5.5)%**	**(5.3)%**	**(2.9)%**	**0.0 %**	**2.7 %**	**15.8 %**	**4.4 %**	**3.7 %**
Effect of Adjustments to Ongoing Business Adjusted Operating Earnings After Income Tax and Ongoing Business Equity and Capital:									
Exclusion of AOCI	2.9 %	2.8 %	2.6 %	2.4 %	2.1 %	2.0 %	2.3 %	2.1 %	2.0 %
DAC/VOBA and Other Intangible Unlocking Excluded from Ongoing Business Adjusted Operating Earnings	2.0 %	1.7 %	0.8 %	0.8 %	0.6 %	0.4 %	0.1 %	(1.0)%	0.6 %
Other Adjustments to Ongoing Business adjusted Operating Earnings	(0.1)%	(0.1)%	(0.1)%	(0.1)%	—	—	(0.1)%	(0.6)%	0.2 %
Exclusion of Corporate Operating Earnings Before Income Taxes and Allocated Capital	3.3 %	3.0 %	2.8 %	2.7 %	2.6 %	2.2 %	2.0 %	0.8 %	(0.1)%
Exclusion of Capital Allocated to Deferred Tax Assets	3.2 %	2.6 %	2.2 %	1.8 %	1.7 %	1.7 %	0.2 %	—	—
Effect of Calculated Interest Expense and Assumed 25% Debt-to-Capital Ratio (vs actual)	(1.1)%	(1.0)%	(0.8)%	(0.7)%	(0.6)%	(0.6)%	(0.5)%	(0.6)%	(1.0)%
Exclusion of Closed Block Variable Annuity Result and Allocated Capital	9.9 %	13.1 %	12.2 %	9.1 %	6.4 %	3.4 %	4.3 %	12.0 %	7.3 %
Exclusion of Net Investment Gains and Losses	0.2 %	0.6 %	0.7 %	1.0 %	1.5 %	0.6 %	(1.5)%	(1.6)%	(3.5)%
Exclusion of Net Guaranteed Benefit Hedging Gains and Losses	0.8 %	0.9 %	0.9 %	0.6 %	(0.1)%	0.6 %	0.1 %	(0.1)%	(0.7)%
Exclusion of Income (Loss) Related to Business Exited Through Reinsurance or Divestment	0.2 %	0.1 %	0.1 %	0.1 %	0.7 %	1.1 %	1.1 %	0.4 %	—
Exclusion of Loss Related to Early Extinguishment of Debt	—	—	0.7 %	0.7 %	0.7 %	0.1 %	—	—	—
Exclusion of Immediate Recognition of Net Actuarial Gains (Losses) Related to Pension and Other Postretirement Benefit Obligations and Gains (Losses) from Plan Amendments and Curtailments	0.4 %	0.4 %	0.4 %	0.4 %	(0.4)%	(0.4)%	2.6 %	(3.0)%	1.3 %
Effect of Other Adjustments to Operating Earnings	0.7 %	0.6 %	0.6 %	0.3 %	0.3 %	0.5 %	0.6 %	0.5 %	1.1 %
Effect of Assumed Tax Rate vs actual effective tax rate	0.9 %	(0.1)%	(0.4)%	0.2 %	2.6 %	(1.9)%	(21.3)%	(3.1)%	(2.6)%
Other Income Tax Effects	(5.1)%	(4.8)%	(4.2)%	(4.1)%	(6.0)%	(0.3)%	6.4 %	0.1 %	—
Ongoing Business Adjusted Operating Return on Equity	**15.5 %**	**14.3 %**	**13.2 %**	**12.3 %**	**12.1 %**	**12.1 %**	**12.1 %**	**10.3 %**	**8.3 %**
Inclusion of debt (based on 25% debt to capital ratio)	(3.9)%	(3.5)%	(3.3)%	(3.0)%	(3.0)%	(3.0)%	(3.1)%	(2.6)%	(2.0)%
Exclusion of assumed interest expense	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %	0.9 %
Ongoing Business Adjusted Operating Return on Capital	**12.5 %**	**11.7 %**	**10.8 %**	**10.2 %**	**10.0 %**	**10.0 %**	**9.9 %**	**8.6 %**	**7.2 %**

PLAN I INVEST I PROTECT
VOYA FINANCIAL

Voya Financial Page 53 of 57 Impacts of Prepayments and Alternative Income Above (Below) Long- Term Expectations on ROC/ROE (bps)    Twelve Months Ended (in basis points) 9/30/2017 12/31/2016 12/31/2015 12/31/2014 Prepayments Above (Below) Long-term Expectations (1)    Effect on ROC:    Retirement 4 43 49 26 Annuities 31 84 69 33 Life (2) 18 41 14 Employee Benefits 35 56 35 4 Total Effect on Ongoing Business ROC 9 44 48 22 Effect on Ongoing Business ROE 12 58 64 29 Alternatives Above (Below) Long-term Expectations (1) (2)    Effect on ROC:    Retirement 25 (35) (44) 1 Annuities 40 (50) (61) 14 Life 24 (25) (27) 12 Employee Benefits 31 (37) (49) 11 Total Effect on Ongoing Business ROC 61 (57) (53) 12 Effect on Ongoing Business ROE 81 (75) (71) 16 Prepayments and Alternative Income Above (Below) Long-Term Expectations (1) (2)    Effect on ROC:    Retirement 29 8 5 27 Annuities 71 34 8 47 Life 22 (7) 14 26 Employee Benefits 66 19 (14) 15 Total Effect on Ongoing Business ROC 70 (13) (5) 34 Effect on Ongoing Business ROE 93 (17) (7) 45 (1) Basis point impacts are after DAC and after tax.    (2) Amounts exclude Gain on Lehman recovery

Voya Financial

Page 54 of 57

Calculation of ROE and ROC

(in millions USD, unless otherwise indicated)	Twelve Months Ended or As of 9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
GAAP Return on Equity:									
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**(360.7)**	**(757.4)**	**(763.1)**	**(428.0)**	**(1.8)**	**408.3**	**2,295.0**	**598.5**	**490.0**
Voya Financial, Inc. shareholders' equity: end of period	13,653	13,352	12,890	12,994	15,206	13,436	16,146	13,315	13,920
Voya Financial, Inc. shareholders' equity: average for period	13,417	13,859	14,304	14,555	14,496	15,019	14,571	13,618	13,151
GAAP Return on Equity	**(2.7)%**	**(5.5)%**	**(5.3)%**	**(2.9)%**	**0.0%**	**2.7%**	**15.8%**	**4.4%**	**3.7%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity:									
Ongoing Business adjusted operating earnings before income taxes	1,423.9	1,353.2	1,279.2	1,227.9	1,218.1	1,281.8	1,377.9	1,211.8	1,093.2
Income taxes on adjusted operating earnings [(1)]	(455.6)	(433.1)	(409.3)	(393.0)	(389.8)	(410.3)	(482.2)	(424.2)	(382.7)
Ongoing Business adjusted operating earnings after income taxes	968.3	920.1	869.9	834.9	828.3	871.5	895.7	787.6	710.5
Interest expense after-tax [(2)]	(70.3)	(71.6)	(73.1)	(75.1)	(76.7)	(82.1)	(77.3)	(79.9)	(88.7)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**898.0**	**848.5**	**796.8**	**759.8**	**751.6**	**789.4**	**818.4**	**707.7**	**621.8**
End of period capital for Ongoing Business	**7,491**	**7,551**	**7,656**	**7,878**	**8,108**	**8,377**	**8,777**	**9,216**	**9,823**
Average capital for Ongoing Business	7,722	7,887	8,064	8,215	8,312	8,697	9,028	9,137	9,930
Average debt (based on 25% debt-to-capital ratio)	(1,931)	(1,972)	(2,016)	(2,054)	(2,078)	(2,175)	(2,257)	(2,284)	(2,483)
Average equity for Ongoing Business	**5,791**	**5,915**	**6,048**	**6,161**	**6,234**	**6,522**	**6,771**	**6,853**	**7,447**
Adjusted Operating Return on Capital for Ongoing Business	**12.5 %**	**11.7 %**	**10.8 %**	**10.2 %**	**10.0%**	**10.0%**	**9.9%**	**8.6%**	**7.2%**
Adjusted Operating Return on Equity for Ongoing Business [(2)]	**15.5 %**	**14.3 %**	**13.2 %**	**12.3 %**	**12.1%**	**12.1%**	**12.1%**	**10.3%**	**8.3%**

(1) Assumes a 32% tax rate on operating earnings described as "after tax" beginning 2015 to current and a 35% tax rate for all periods prior to 2015.

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 5.5% interest rate for periods prior to3Q 2013.

PLAN I INVEST I PROTECT

VOYA FINANCIAL

Voya Financial

Page 55 of 57

Reconciliation of Operating Earnings Per Share; Book Value Per Share, Excluding AOCI

(in whole dollars)	Three Months Ended or As of					Year-to-Date or As of	
	9/30/2017	6/30/2017	3/31/2017	12/31/2016	9/30/2016	9/30/2017	9/30/2016
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	**0.81**	**0.89**	**(0.75)**	**(2.74)**	**(1.24)**	**0.92**	**0.51**
Exclusion of per share impact of:							
Closed Block Variable Annuity	(0.51)	0.10	1.31	2.44	1.07	0.94	0.72
Net investment gains (losses) and related charges and adjustments	0.05	(0.01)	0.09	(0.03)	0.21	0.13	0.48
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	0.11	(0.09)	(0.14)	0.48	0.17	(0.12)	(0.19)
Income (loss) related to businesses exited through reinsurance or divestment	0.01	—	0.02	0.06	—	0.02	(0.01)
Income (loss) on early extinguishment of debt	0.01	—	—	—	—	0.01	0.33
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	—	—	0.16	0.02	—	0.02
Other adjustments to operating earnings	0.20	0.02	0.05	0.10	0.07	0.26	0.12
Effect of assumed tax rate vs actual effective tax rate	(0.17)	(0.24)	0.24	0.46	0.07	(0.16)	(0.27)
Adjustment due to antidilutive effect of net loss in the current period [1]	—	—	(0.01)	(0.02)	—	—	—
Consolidated Operating earnings per share (Diluted) [1]	**0.51**	**0.67**	**0.81**	**0.91**	**0.37**	**2.00**	**1.71**
Book value per share, including AOCI	75.98	74.30	67.88	66.77	78.14	75.98	78.14
Per share impact of AOCI	(15.76)	(15.06)	(11.65)	(10.39)	(18.07)	(15.76)	(18.07)
Book value per share, excluding AOCI	60.22	59.24	56.23	56.38	60.07	60.22	60.07
Reconciliation of shares used in Total Consolidated Operating earnings per share (Diluted)							
Weighted-average common shares outstanding - Diluted	182.4	187.7	191.7	194.6	199.6	188.1	204.7
Dilutive effect of the exercise or issuance of stock-based awards [1]	—	—	2.7	2.5	1.9	—	—
Weighted average common shares outstanding - Diluted (Operating) [1]	182.4	187.7	194.4	197.1	201.5	188.1	204.7

[1] For periods in which there is a Net loss available to common shareholders, Operating earnings per share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Operating earnings per share calculation.

PLAN | INVEST | PROTECT

VOYA FINANCIAL

Voya Financial
Page 56 of 57

Reconciliation of Average Capital; Debt to Capital, Excluding AOCI

(in millions USD, unless otherwise indicated)	Three Months Ended or As of					Twelve Months Ended or As of			
	9/30/2017	**6/30/2017**	**3/31/2017**	**12/31/2016**	**9/30/2016**	**12/31/2015**	**12/31/2014**	**12/31/2013**	**12/31/2012**
Voya Financial, Inc. shareholders' equity: end of period	13,653.0	13,352.2	12,890.4	12,993.9	15,206.0	13,435.8	16,146.2	13,315.2	13,919.9
AOCI	2,832.0	2,706.9	2,212.3	2,021.7	3,517.1	1,424.9	3,103.7	1,849.1	3,710.7
Voya Financial, Inc. shareholders' equity excluding AOCI end of period	10,821.0	10,645.3	10,678.1	10,972.2	11,688.9	12,010.9	13,042.5	11,466.1	10,209.2
Debt	3,458.8	3,462.1	3,461.2	3,549.5	3,548.5	3,459.8	3,486.5	3,481.1	3,796.3
End of Period Capital	14,279.8	14,107.4	14,139.3	14,521.7	15,237.4	15,470.7	16,529.0	14,947.2	14,005.5
Corporate and Closed Block Variable Annuity	6,788.8	6,556.4	6,483.3	6,643.7	7,129.4	7,093.7	7,752.0	5,731.2	4,182.5
End of Period Capital for Ongoing Business	7,491.0	7,551.0	7,656.0	7,878.0	8,108.0	8,377.0	8,777.0	9,216.0	9,823.0
Adjustments to TTM Average Capital (1)	231.0	336.0	408.0	337.0	204.0	320.0	251.0	(79.0)	107.0
Average Capital for Ongoing Business- TTM (1)	7,722.0	7,887.0	8,064.0	8,215.0	8,312.0	8,697.0	9,028.0	9,137.0	9,930.0
Debt to capital, including AOCI	20.2%	20.6%	21.2%	21.5%	18.9%	20.5%	17.8%	20.7%	21.4%
Capital impact of AOCI	4.0%	3.9%	3.3%	2.9%	4.4%	1.9%	3.3%	2.6%	5.7%
Debt to capital, excluding AOCI	24.2%	24.5%	24.5%	24.4%	23.3%	22.4%	21.1%	23.3%	27.1%

(1) Trailing Twelve Months Calculation

PLAN I INVEST I PROTECT

Voya Financial    Page 57 of 57 Reconciliation of Investment Management Operating Margin, Excluding Investment Capital                Three Months Ended Twelve Months Ended (in millions USD, unless otherwise indicated) 9/30/2017 6/30/2017 9/30/2016 9/30/2017 12/31/2016 12/31/2015 12/31/2014 12/31/2013 12/31/2012 Operating revenues (1) 171.0 203.3 160.4 734.6 623.9 622.2 655.4 594.5 545.5 Operating expenses (117.5) (118.4) (111.5) (482.3) (455.9) (440.3) (445.1) (429.6) (411.0) Operating earnings before income taxes 53.5 84.9 48.9 252.3 168.0 181.9 210.3 164.9 134.5 Operating margin 31.3% 41.8% 30.5% 34.3% 26.9% 29.2% 32.1% 27.7% 24.6% Operating revenues (1) 171.0 203.3 160.4 734.6 623.9 622.2 655.4 594.5 545.5 Less:                Investment Capital Results (1) 5.0 35.2 4.1 57.3 (10.8) 1.1 19.7 23.8 41.6 Revenues excluding Investment Capital 166.0 168.1 156.3 677.3 634.7 621.1 635.7 570.7 503.9 Operating expenses (117.5) (118.4) (111.5) (482.3) (455.9) (440.3) (445.1) (429.6) (411.0) Operating earnings excluding Investment                Capital 48.5 49.7 44.8 195.0 178.8 180.8 190.6 141.1 92.9 Operating margin excluding Investment                Capital 29.2% 29.6% 28.7% 28.8% 28.2% 29.1% 30.0% 24.7% 18.4% (1) Excludes gain from Lehman recovery in 2013                and 2016.